SEMIANNUAL REPORT


April 30, 1997

INVESCO

STRATEGIC

PORTFOLIOS,

INC.

Energy
Environmental Services
Financial Services
Gold
Health Sciences
Leisure
Technology
Utilities

No-Load Portfolios Investing
In Targeted Industry Sectors

INVESCO FUNDS

Market Overview                                                         May 1997
     Over the last six months, indications of strong growth paired with signs of subdued inflation have turned the market into a daily tug-of-war between the bulls and the bears. Over the first four months of 1997, this increased volatility  took  the  market  to  both  unprecedented  heights  and  to a  9.8%
correction -- a breath away from the 10% level that defines a technical correction.
    Within this environment, two distinct views about the direction of the economy and stock market have emerged. The bulls suggest that the current economic environment is a perfect scenario for the stock market, as low inflation, coupled with strong economic growth, has produced rising corporate profits. To support their analysis, they point to the strength of the Gross Domestic Product -- increasing at a 3.9% rate in the fourth quarter of 1996 and at a revised rate of 5.8% in the first quarter of 1997. They also look at prices across the economy as measured by the government's broadest inflation gauge, the Gross Domestic Product price deflator, which rose only 1.8% in 1996 -- the smallest advance since 1964. The bulls also suggest that 15 years of corporate restructuring, downsizing, and investing in technology have produced, and will continue to produce, dividends for American companies.
    The bears paint a different picture. They suggest that strong economic growth combined with unusually low unemployment (the unemployment rate for 1996 was 5.3% and decreased to 4.9% in March 1997, the lowest level since 1973) has caused tightness in the labor market. They believe this will lead to inflation and a reduction in corporate profits, with negative consequences for the economy. Under their scenario, the market is overvalued and the current economic expansion is about to end.
    Within this turbulent environment, the Dow Jones Industrial Average advanced to record highs in the fourth quarter of 1996 and the first two months of 1997. (The Dow is an unmanaged index reflecting large-capitalization stock performance.) However, small-capitalization equities did not participate in this up trend. In fact, many smaller-cap stock sectors experienced a rolling correction based on concerns over potential earnings and valuation levels.
    The investment environment changed in the middle of March as increased consumer spending reignited fears of inflation. This culminated with the Federal Reserve Board increasing the Fed Funds Rate by 0.25% on March 25, as a preemptive strike against inflation -- the first rate increase in more than two years. This action increased negative sentiment in the market and produced a sharp 5% to 10% pullback in domestic stock markets in a short time span.

Nonetheless, the market recovered from the pullback, and eventually topped the record highs set early in the year. However, any further rate increases by the Federal Reserve Board may have negative consequences for stock prices.
    In conclusion, the strength and longevity of the bull market in the 1990s lured many investors into a false sense of security. The last days of first quarter 1997 proved a reminder that "past performance is not a guarantee of future performance." U.S. equity markets do not consistently move in an upward linear trend. Instead, equity markets are usually volatile, and swings of +10% and -10% are common in the market. For many investors, the biggest concern should be the potential erosion of savings by inflation and taxes. This particular problem may be mitigated through long-term investments in equities as their returns, historically, have outpaced the negative effects produced by inflation and taxes -- if investors stick with them through short-term volatility.

Energy Portfolio
    John S. Segner was named the portfolio manager in February 1997, and vice president in May 1997. John received a BS in civil engineering from the University of Alabama and an MBA in finance from the University of Texas at Austin. Before joining INVESCO earlier this year, he served as Managing Director and Principal for The Mitchell Group from 1990-1997, and was a co-manager of an institutional energy portfolio with assets of more than $250 million. (The Mitchell Group is a money management firm that invests exclusively in energy equities for institutional clients.) Prior to The Mitchell Group, he held responsibilities with Texaco Inc. and Amerada Hess Corporation.
    The fund's competitive performance has improved significantly in recent months. Independent mutual fund analyst Lipper Analytical Services ranked INVESCO Energy Portfolio #7 of 41 natural resources funds for the one-year period ended 4/30/97. For the 10-year period, the fund was ranked #7 of 10 funds; for the five-year period, #14 of 17.(3)
    For the six-month period ended 4/30/97, Energy Portfolio had a total return of 0.63%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

                               Energy Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                             15.74%
                    -----------------------------------------
                    5 years                            11.02%
                    -----------------------------------------
                    10 years                            5.17%
                    -----------------------------------------

    After a strong 1996, energy stocks in 1997 have experienced increased volatility, and many have relinquished some of the gains they produced last year. This was caused primarily by a milder-than-expected winter in the U.S. and a temporary over-supply of oil. Within this environment, high-quality, dividend-paying energy companies produced superior returns compared to smaller, second-tier energy companies. Thus, companies like Exxon Corp., Sonat Inc., and Texaco Inc. contributed positively to the fund's performance over the last six months.
    The characteristics of the portfolio have been changed to reflect market conditions and the new portfolio manager's investment style. First, we reduced the number of holdings to about 40 stocks. This should allow us to monitor our stocks more closely. Second, we improved the quality of the companies within the portfolio. This reflects our conservative management style and should help protect the fund in a difficult market.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Energy Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    We feel the long-term prospects for the energy industry remain bright due to several factors. First, increased demand for energy from emerging and developing nations, especially in the Far East, should eventually translate into higher energy prices. Second, technology has improved the efficiency of many energy companies, which may have a positive impact on their profitability. Finally, excess capacity in the oil industry is hovering around an all-time low. This should increase the price sensitivity of oil to shifts in demand.

Environmental Services Portfolio

                       Environmental Services Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                              0.07%
                    -----------------------------------------
                    5 years                             2.48%
                    -----------------------------------------
                    10 years                            3.59%
                    -----------------------------------------

    For the six-month period ended 4/30/97, Environmental Services Portfolio had a total return of -3.73%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
    The recent volatility in the market has negatively affected small-capitalization environmental stocks as investors switched their emphasis to predictability of earnings and liquidity. Given this situation, we have focused on upgrading the quality of holdings in the portfolio, while being conscious of the tax consequences for shareholders. These higher-quality stocks should help to increase the stability of the portfolio in a potentially volatile market.
    Concurrently, we have focused on the theme of industry consolidation. Certain companies may improve their profitability through successful acquisitions. We are also intrigued by the water quality industry, as water quality in the U.S. has significantly deteriorated over the last 10 years. This situation may lead to increased profitability for water purification companies like Culligan Water Technologies and United Water Resources.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Environmental Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    Looking forward, we feel that the environmental services sector, because it deals with a necessity, offers exciting long-term growth potential. However, short-term volatility will likely continue as nervousness in the market may persist.

    Environmental Services Portfolio is managed by INVESCO Vice President Gerard Hallaren. A Chartered Financial Analyst, Gerard earned a BA in economics for the University of Massachusetts-Amherst.

Financial Services Portfolio


                         Financial Services Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                             31.53%
                    -----------------------------------------
                    5 years                            21.40%
                    -----------------------------------------
                    10 years                           20.08%
                    -----------------------------------------

    Lipper Analytical Services ranked INVESCO Financial Services Portfolio #4 of 10 financial services funds for the 10-year period ended 4/30/97, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #10 of 13 funds; and for the one-year period, #11 of 18.(3)
    Overall, and for the three-, five- and 10-year periods ended 4/30/97, the fund received the prestigious five star rating for risk-adjusted performance by independent mutual fund analyst Morningstar.(4)
    During the six-month period ended 4/30/97, the fund achieved a total return of 14.79%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2) Historically, stocks of financial services companies are lower-risk stocks that offer a high dividend yield and trade at reasonable valuation levels. These characteristics helped soften the impact of the recent market volatility on this sector. We continue to believe that market-leading companies in the bank and insurance industries will benefit from increased demand and industry consolidation. One of our stronger performers for the fund remains Conseco
Inc. This firm's accelerating presence in the annuity business and successful acquisition strategy have dramatically improved their fundamentals
-- and recently it was added to the S&P 500.(1)

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Financial Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    Looking forward, we feel that the financial services sector offers dynamic long-term potential. Changing demographics in the U.S. -- the graying of America -- have forced many baby boomers to address issues concerning their retirement. In fact, the oldest baby boomers just turned 50 this year, and now have roughly 15 years until they retire. They are likely to increase their use of banks, financial, and insurance companies in the coming years. This trend should last for years into the future, leading to improved growth and profitability for selected companies in the financial services sector.
     Financial Services Portfolio is co-managed by INVESCO Senior Vice President Daniel B. Leonard and Vice President Jeffrey G. Morris. Dan joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.
    Jeff was named co-manager of the fund in March 1997. Jeff joined INVESCO in 1991, served as a research analyst from 1994 to 1995, and became a vice president in 1997. He earned a BS from Colorado State University and MS from University of Colorado-Denver. He is a Chartered Financial Analyst.

Gold Portfolio


                                Gold Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                            -25.84%
                    -----------------------------------------
                    5 years                            11.67%
                    -----------------------------------------
                    10 years                           -3.32%
                    -----------------------------------------

    Lipper Analytical Services ranked INVESCO Gold Portfolio #18 of 45 gold-oriented funds for the one-year period ended 4/30/97, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #7 of 27 funds; for the 10-year period, #13 of 18.(3)

    For the six-month period ended 4/30/97, Gold Portfolio had a total return of -20.47%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2) During the last six months, bullion prices declined due to low inflation worldwide and the threat that European central banks might sell their gold reserves. Additionally, growth gold companies experienced extreme volatility when doubts arose about the legitimacy of claims by Bre-X Minerals Ltd.
    The apparent hoax caused a ripple effect in the mining industry, and stock prices of junior- to mid-size gold companies immediately dropped. However, the fund, which held a position in Bre-X, had closed its holdings earlier this year -- realizing a substantial profit.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Gold Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    The steep devaluation created a buying opportunity for many investors as these companies now appear to be fundamentally undervalued. Companies like Euro-Nevada Mining Ltd. and Franco Nevada Mining Ltd. (mining royalty companies), Getchell Gold (a domestic gold mining firm with intriguing properties), and Franciso Gold (a Canadian mining company with Latin American properties) appear currently undervalued with strong growth potential.
    Looking forward, we believe the long-term outlook for the gold industry to be quite positive. The demand for gold continues to increase as the need by Far East countries outpaces supply. Eventually, as gold reserves dwindle, the imbalance between supply and demand should translate into increased bullion prices. This in turn may stimulate demand for gold and improve the profitability of junior- to mid-size exploration companies.
     Gold Portfolio is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Health Sciences Portfolio
    Lipper Analytical Services ranked INVESCO Health Sciences Portfolio #3 of 7 health-biotechnology funds for the 10-year period ended 4/30/97, based on total return unadjusted for commissions.

For the one-year period, the fund was ranked #12 of 23 funds; for the five-year period, #9 of 12.(3)
    For the six-month period ended 4/30/97, Health Sciences Portfolio had a total return of 4.89%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
    Nervousness in the broad market over the last six months has placed a premium on liquidity and stability of earnings. This has also been true in the health care industry. Volatility has created a two-tier health care market, in which market-leading, large-capitalization pharmaceutical companies outperformed small-cap health care stocks. These large-cap drug firms remain a vital part of our portfolio strategy. Warner-Lambert Co.-- our largest holding as of 4/30/97 -- has seen a significant price appreciation as their two new drugs (Lipitor and Rezulin) were well received by the market.


                          Health Sciences Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                              0.08%
                    -----------------------------------------
                    5 years                            11.32%
                    -----------------------------------------
                    10 years                           17.85%
                    -----------------------------------------

    The fund's performance was negatively affected over the last six months by its exposure to small-cap health care stocks. These stocks experienced a deterioration in market value and fell out of favor with investors. However, they may now be undervalued, as many are selling at a lower price-to-earnings ratio than larger companies.
    Looking forward, we believe that returns for the health care sector may be more normal in 1997, though day-to-day fluctuations could be extreme. However, drastic action by the Fed may compress price-to-earnings ratios which could alter the investment environment. Nevertheless, the long-term fundamentals for this sector remain quite positive.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Health Sciences Portfolio to the value of a $10,000 investment in the

    S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    Health Sciences Portfolio is co-managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin. Last summer, Carol A. Werther joined the team as co-manager. Carol was previously a portfolio manager specializing in biotechnology stocks with Rothschild Management Ltd. She earned her MBA from New York University and MS from the University of Alabama, as well as a BS from Cornell University.

Leisure Portfolio


                              Leisure Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                             -1.60%
                    -----------------------------------------
                    5 years                            14.56%
                    -----------------------------------------
                    10 years                           15.30%
                    -----------------------------------------

    Lipper Analytical Services ranked Leisure Portfolio #2 of 17 specialty/miscellaneous funds for the 10-year period ended 4/30/97, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #23 of 28 funds; for the five-year period, #7 of 19.(3) For the six-month period ended 4/30/97, the fund had a total return of 1.85%, compared to 14.71% for the S&P 500.  (Of course,  past  performance  is not a guarantee  of future results.)(1),(2)
    During the last six months, leisure stocks underperformed the broad equity market. There were two driving forces that contributed to this. First, the market experienced a "flight to quality" over the last six months as investors placed a premium on large, liquid stocks and avoided small- to mid-capitalization stocks. Second, selected leisure industries experienced poor performance due to deteriorating business conditions. This produced negative consequences for the sector as a whole.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in the Leisure Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

    However, fund performance was aided by individual stocks, as we are constantly searching for the best ideas and opportunities throughout the world. Companies such as DeBeers Consolidated Mines ADR, a worldwide diamond mining and marketing company, and Carnival Corp. Class A -- the world's largest cruise ship company -- are examples of two companies that contributed positive results over the last six months.
    Looking forward, the leisure sector may offer exciting returns for the patient investor. This sector generally grows at a faster rate than the Gross National Product, over all market cycles. As emerging and developing nations increase their per capita income, individuals will spend more on leisure on an absolute and relative basis. Short-term volatility may be experienced in the near future; but long-term fundamentals still appear strong.
    Leisure Portfolio is managed by Mark Greenberg. He is a Chartered Financial Analyst and started his investment career in 1980. Mark earned his BSBA in Finance from Marquette University. Prior to joining INVESCO he was with Scudder, Stevens & Clark in New York.

Technology Portfolio


                             Technology Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                              6.93%
                    -----------------------------------------
                    5 years                            21.65%
                    -----------------------------------------
                    10 years                           16.12%
                    -----------------------------------------

     Lipper Analytical Services ranked Technology Portfolio #4 of 12 science & technology funds for the 10-year period ended 4/30/97, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #13 of 42 funds; for the five-year period, #8 of 16.(3) For the six-month period ended

4/30/97, Technology Portfolio had a total return of 1.90%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the Technology Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

     The  technology  sector was again more  volatile  than the  broader  market during the last six months. This has been especially true for smaller-capitalization technology stocks. These companies, which are in their infancy, primarily trade on their potential growth. Many of these stocks have experienced drops of 40% to 60%, as the threat of increased interest rates reduced their valuation levels.
     Within this difficult environment, we remained committed to investing in market-leading technology companies with predictable earnings. These companies -- like Tandy Corp. and Nokia Corp. -- provided stability and price appreciation. Our large cash balance has also helped temper volatility and has provided some defensive performance in an erratic market.
     Looking forward, we believe that the volatile market environment may continue through 1997, as the threat of future rate increases by the Fed may become reality. Consequently, we will continue with our conservative investment philosophy. However, we are starting to see intriguing valuation levels in many small-cap stocks, and we may selectively add to the portfolio as warranted, thus reducing our cash balance.
     Technology Portfolio is co-managed by Senior Vice President Daniel B. Leonard and Vice President Gerard Hallaren. Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard earned his BA from the University of Massachusetts-Amherst and is a Chartered Financial Analyst.

Utilities Portfolio

                             Utilities Portfolio
                       Average Annualized Total Return
                               as of 4/30/97(2)

                    1 year                              2.23%
                    -----------------------------------------
                    5 years                            11.25%
                    -----------------------------------------
                    10 years                           10.46%
                    -----------------------------------------

     Lipper Analytical Services ranked INVESCO Utilities Portfolio #3 of 7 utilities funds for the 10-year period ended 4/30/97, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #11 of 23 funds, and for the one-year period, #88 of 91.(3)
     For the six-month period ended 4/30/97, Utilities Portfolio had a total return of -0.89%, compared to 14.71% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     The last six months proved to be a difficult environment for utility stocks. Electric utility stocks -- which in many ways behave like fixed-income securities -- were held hostage by the volatile bond market. Communications companies experienced a "sell-off" as the stock market corrected in the spring and have been slow to recover. Natural gas companies saw a reduction in their stock prices due to an over-supply of natural gas caused by a milder-than-expected winter. These factors combined to negatively affect the fund's performance over the last six months.
     Performance was enhanced on an individual stock basis as companies such as Public Service of Colorado, Bell Atlantic, and NYNEX Corp. contributed positive results. In addition, we have been rewarded by the earnings of certain electric utilities. These companies' returns, although still fairly dependent on regulated rates of returns, are becoming increasingly based on market forces. This may have positive results for low-cost providers of electricity, as state-by-state reforms allow consumers to choose their own service provider.


Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the Utilities Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.

     Looking forward, the potential for a slowing economy and increased interest rates could have a short-term negative effect on utility stocks in 1997. However, investors need to remember that positive structural changes are occurring within the industry, and that uncertainty can create buying opportunities. In addition, utility stocks are typically defensive in nature, producing a high-dividend yield. These stocks may add a degree of stability to a portfolio exposed to the broad equity market.
     Utilities Portfolio is managed by Jeffrey Morris. He is a Chartered Financial Analyst, and earned a MS from the University of Colorado-Denver and BS from Colorado State University. Jeff joined INVESCO in 1991.

                 -------------------------------------------

     The line graphs on the previous pages illustrate the value of a $10,000 investment in each of the INVESCO Strategic Portfolios, plus reinvested dividends and capital gain distributions, for the ten-year period ended 4/30/97; or, in the case of Environmental Services Portfolio, from inception through 4/30/97. The charts and other total return figures cited reflect the portfolios' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five-, and 10-year periods.

(4)Morningstar's   proprietary   rankings   reflect   historical   risk-adjusted
performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars. As of 4/30/97, Financial Services Fund received 5 stars among 1929 funds in the domestic equity fund category for the three-year period, 5 stars among 1101 funds for the five-year period, and 5 stars among 614 funds 10-year period.

INVESCO Strategic Portfolios, Inc.
FIVE LARGEST COMMON STOCK HOLDINGS
April 30, 1997

Description                                                               Value
--------------------------------------------------------------------------------
ENERGY Portfolio
Sonat Inc                                                             $8,842,950
United Meridian                                                        8,824,625
Phillips Petroleum                                                     7,875,000
Louisiana Land & Exploration                                           7,150,000
Nabors Industries                                                      6,806,250


ENVIRONMENTAL SERVICES Portfolio
Laidlaw Inc Class B                                                   $1,158,125
Philip Environmental                                                     945,000
US Filter                                                                911,250
Newpark Resources                                                        897,500
VIASOFT Inc                                                              850,000


FINANCIAL SERVICES Portfolio
Conseco Inc                                                          $49,650,000
Lincoln National                                                      35,000,000
SunAmerica Inc                                                        28,520,000
NationsBank Corp                                                      25,478,250
Republic New York                                                     22,906,250


GOLD Portfolio
Lihir Gold Ltd Sponsored ADR                                        $ 14,500,000
Franco-Nevada Mining Ltd                                              13,956,481
Euro-Nevada Mining Ltd                                                12,915,113
Getchell Gold                                                         11,512,500
Indochina Goldfields Ltd                                               9,196,963


HEALTH SCIENCES Portfolio
Warner-Lambert Co                                                    $64,444,800
Pfizer Inc                                                            46,080,000
Bristol-Myers Squibb                                                  44,540,000
Schering AG                                                           43,136,785
Schering-Plough Corp                                                  42,800,000

Description                                                               Value
--------------------------------------------------------------------------------

LEISURE Portfolio
Time Warner                                                           $8,550,000
Disney (Walt) Co                                                       6,989,106
DeBeers Consolidated Mines Deferred ADR                                6,909,005
Carnival Corp Class A                                                  6,054,875
Hilton Hotels                                                          5,940,000


TECHNOLOGY Portfolio
Microsoft Corp                                                       $46,899,000
Schlumberger Ltd                                                      38,762,500
International Business Machines                                       35,766,875
Intel Corp                                                            34,453,125
SCI Systems                                                           24,700,000


UTILITIES Portfolio
NYNEX Corp                                                            $5,350,950
Bell Atlantic                                                          5,196,425
BellSouth Corp                                                         4,850,500
SBC Communications                                                     4,662,000
GTE Corp                                                               4,633,375


Composition of holdings is subject to change.

INVESCO Strategic Portfolios, Inc.
STATEMENT OF INVESTMENT SECURITIES
April 30, 1997
UNAUDITED
                                                   Shares,
                                   Country         Units or
                                   Code if         Principal
Description                        Non US          Amount         Value
--------------------------------------------------------------------------------
ENERGY Portfolio
COMMON STOCKS 94.99%
ENGINEERING & CONSTRUCTION 1.31%
Willbros Group* .............................          219,100      $  2,218,387
                                                                    ------------
MANUFACTURING 2.33%
Maverick Tube* ..............................          181,000         3,959,375
                                                                    ------------
NATURAL GAS 7.08%
KN Energy ...................................           85,000         3,166,250
Sonat Inc ...................................          154,800         8,842,950
                                                                    ------------
                                                                      12,009,200
                                                                    ------------
Oil & Gas 84.27%
DOMESTIC INTEGRATED 4.64%
Phillips Petroleum ..........................          200,000         7,875,000
                                                                    ------------
DRILLING & EQUIPMENT 25.53%
Canadian 88 Energy* .........................          839,500         3,605,067
Global Industries Ltd* ......................          170,000         3,570,000
Nabors Industries* ..........................          363,000         6,806,250
Noble Affiliates ............................          180,000         6,435,000
Noble Drilling* .............................          385,000         6,689,375
Transocean Offshore .........................           78,299         4,746,877
Trico Marine Services* ......................          138,600         4,920,300
Veritas DGC* ................................          340,000         6,545,000
                                                                    ------------
                                                                      43,317,869
                                                                    ------------
EXPLORATION & PRODUCTION 39.24%
Bellwether Exploration* .....................          480,000         4,200,000
Flores & Rucks* .............................           92,200         4,022,225
Louisiana Land & Exploration ................          143,000         7,150,000
MAPCO Inc ...................................           40,000         1,185,000
Monterey Resources ..........................          190,000         2,897,500

Murphy Oil ..................................          127,000         5,524,500
Nuevo Energy* ...............................          123,000         4,228,125
Patterson Energy* ...........................          170,000         4,887,500
Santa Fe Energy Resources* ..................          371,000         5,240,375
Triton Energy Ltd* ..........................          180,000         6,615,000
Union Pacific Resources Group ...............          190,000         5,153,750
United Meridian* ............................          311,000         8,824,625
Vastar Resources ............................          213,000         6,656,250
                                                                    ------------
                                                                      66,584,850
                                                                    ------------
INTERNATIONAL INTEGRATED 14.86%
Amoco Corp ..................................           70,000         5,853,750
British Petroleum PLC Sponsored ADR .........           48,900         6,729,862
Exxon Corp ..................................          108,200         6,126,825
Gulf Canada Resources Ltd ...................          150,000         1,218,750
Texaco Inc ..................................           50,000         5,275,000
                                                                    ------------
                                                                      25,204,187
                                                                    ------------
TOTAL OIL & GAS .............................                        142,981,906
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $164,173,863) ........................                        161,168,868
                                                                    ------------
PREFERRED STOCKS 4.25%
NATURAL GAS 4.25%
Enron Corp, 6.25%, Redeemable
 Exchangeable Pfd (Cost $7,612,676) .........          361,000         7,220,000
                                                                    ------------
SHORT-TERM INVESTMENTS -
 REPURCHASE AGREEMENTS 0.76%
Repurchase  Agreement  with
 State  Street  Bank & Trust Co
 dated  4/30/1997 due 5/1/1997
 at 5.310%,  repurchased at
 $1,288,190 (Collateralized by
 US Treasury Bonds due 2/15/2016
 at 9.250%, value $1,339,034)
 (Cost $1,288,000) ..........................       $1,288,000         1,288,000
                                                                    ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE 100.00%
 (Cost $173,074,539)
 (Cost for Income Tax Purposes
 $173,412,413)                                                      $169,676,868
                                                                    ============

ENVIRONMENTAL SERVICES Portfolio
COMMON STOCKS 70.56%
CHEMICALS 8.22%
General Chemical Group .....................            26,000           578,500
Mycogen Corp* ..............................            20,000           362,500
OM Group ...................................            22,000           613,250
                                                                     -----------
                                                                       1,554,250
                                                                     -----------
COMPUTER RELATED 4.49%
VIASOFT Inc* ...............................            20,000           850,000
                                                                     -----------
ELECTRIC UTILITIES 3.46%
United Water Resources .....................            40,000           655,000
                                                                     -----------
IRON & STEEL 3.38%
Northwest Pipe* ............................            40,000           640,000
                                                                     -----------
MANUFACTURING 1.92%
Flanders Corp* .............................            50,000           362,500
                                                                     -----------
METALS MINING 0.24%
Recycling Industries* ......................            35,000            44,846
                                                                     -----------
OIL & GAS RELATED 4.75%
Newpark Resources* .........................            20,000           897,500
                                                                     -----------
Pollution Control 41.74%
EQUIPMENT/SYSTEMS 8.14%
Cuno Inc* ..................................            10,000           138,750
Thermatrix Inc* ............................           145,000           489,375
US Filter* .................................            30,000           911,250
                                                                     -----------
                                                                       1,539,375
                                                                     -----------
RECYCLING 10.71%
Browning-Ferris Industries .................            25,000           709,375
Philip Environmental* ......................            60,000           945,000
TETRA Technologies* ........................            16,000           372,000
                                                                     -----------
                                                                       2,026,375
                                                                     -----------

SERVICES 22.89%
American Disposal Services* ................            49,000           802,375
Culligan Water Technologies* ...............            10,000           408,750
EnviroSource Inc* ..........................            30,000            48,750
Laidlaw Inc Class B ........................            85,000         1,158,125
Republic Industries* .......................            30,000           744,375
USA Waste Services* ........................            15,000           491,250
United Waste Systems* ......................            20,000           675,000
                                                                     -----------
                                                                       4,328,625
                                                                     -----------
TOTAL POLLUTION CONTROL ....................                           7,894,375
                                                                     -----------
SERVICES 2.36%
American Water Works .......................            21,000           446,250
                                                                     -----------
TOTAL COMMON STOCKS
 (Cost $13,187,014) ......................                            13,344,721
                                                                     -----------
PREFERRED STOCKS 0.00%
POLLUTION CONTROL -
 RECYCLING 0.00%
Cyclean Inc, Series D Pfd*^
 (Cost $499,998) .........................             146,691                 1
                                                                     -----------
SHORT-TERM INVESTMENTS -
 REPURCHASE AGREEMENTS 29.44%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1997 due 5/1/1997
 at 5.310%,  repurchased at
 $5,569,821 (Collateralized by
 US Treasury Bonds due 2/15/2016
 at 9.250%, value $5,771,048)
 (Cost $5,569,000) .........................       $ 5,569,000         5,569,000
                                                                     -----------
TOTAL INVESTMENT SECURITIES
 AT VALUE 100.00%
 (Cost $19,256,012#) .....................                           $18,913,722
                                                                     ===========

FINANCIAL SERVICES Portfolio
COMMON STOCKS 88.74%
BANKS 35.92%
ABN AMRO Holding NV ........................           100,000         6,873,368
Bank of New York ...........................           400,000        15,800,000

BankAmerica Corp ..............................         170,000       19,868,750
Bankers Trust New York ........................          34,800        2,831,850
City National .................................         300,000        6,862,500
Compass Bancshares ............................         750,000       22,687,500
Imperial Bancorp* .............................         313,450        7,366,075
National Commerce Bancorp .....................          25,000        1,068,750
NationsBank Corp ..............................         422,000       25,478,250
Republic New York .............................         250,000       22,906,250
Riggs National ................................         300,000        5,550,000
Royal Bank of Canada ..........................         400,000       15,950,000
Signet Banking ................................         250,000        7,718,750
Southern National .............................         500,000       19,625,000
State Street ..................................         200,000       15,750,000
Toronto-Dominion Bank .........................         500,000       14,125,000
Union Planters ................................         500,000       22,312,500
Wachovia Corp .................................         250,000       14,625,000
                                                                     -----------
                                                                     247,399,543
                                                                     -----------
FINANCIAL 6.39%
American Financial Group ......................         200,000        6,975,000
Federal National Mortgage Association .........         300,000       12,337,500
First USA .....................................         200,000        9,625,000
HomeSide Inc* .................................         387,500        6,200,000
Northern Trust ................................         200,000        8,900,000
                                                                     -----------
                                                                      44,037,500
                                                                     -----------
INSURANCE 40.92%
American General ..............................         300,000       13,087,500
American International Group ..................         100,000       12,850,000
Conseco Inc ...................................       1,200,000       49,650,000
Equitable of Iowa .............................         240,000       11,730,000
Everest Re Holdings ...........................         300,000        8,625,000
Jefferson-Pilot Corp ..........................         300,000       17,325,000
Lincoln National ..............................         625,000       35,000,000
Nationwide Financial Services Class A* ........         150,000        3,975,000
Protective Life ...............................          29,200        1,292,100
Providian Corp ................................         200,000       11,550,000
ReliaStar Financial ...........................         200,000       12,100,000
SAFECO Corp ...................................         200,200        8,008,000
St Paul Cos ...................................         200,000       13,400,000
SunAmerica Inc ................................         620,000       28,520,000
Torchmark Corp ................................         200,000       12,425,000
Travelers Group ...............................         300,000       16,612,500

UNUM Corp .....................................         200,000       15,400,000
Western National ..............................         400,000       10,300,000
                                                                     -----------
                                                                     281,850,100
                                                                     -----------
INSURANCE BROKERS 2.31%
Regions Financial .............................         280,000       15,890,000
                                                                     -----------
SAVINGS & LOAN 3.20%
Reliance Bancorp ..............................         100,000        2,262,500
Washington Mutual .............................         400,000       19,750,000
                                                                     -----------
                                                                      22,012,500
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $496,046,787) ........................                        611,189,643
                                                                     -----------
SHORT-TERM INVESTMENTS -
 COMMERCIAL PAPER ...........................                             11.26%
AUTOMOBILES 3.63%
General Motors Acceptance
 5.500%, 5/5/1997 ...........................         25,000,000      25,000,000
                                                                     -----------
FINANCIAL 3.63%
Associates Corp of North
 America, 5.600%, 5/1/1997 ..................         25,000,000      25,000,000
                                                                     -----------
OIL & GAS RELATED 4.00%
Chevron Oil Finance
 5.480%, 5/2/1997 ...........................        $27,519,000      27,519,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $77,519,000) .........................                         77,519,000
                                                                     -----------
TOTAL INVESTMENT SECURITIES
 AT VALUE 100.00%
 (Cost $573,565,787) (Cost for
 Income Tax Purposes $573,706,942) ..........                       $688,708,643
                                                                     -----------

GOLD Portfolio
COMMON STOCKS 94.54%
BANKS 0.84%
Bank fuer Internationalen
 Zahlungsausgleich ....................       SZ             257       1,722,244

                                                                     -----------
FOODS 1.06%
Nevsun Resources Ltd* ...................     CA         700,000       2,179,358
                                                                     -----------
GOLD & PRECIOUS
   METALS MINING 90.97%
Aber Resources Ltd* .....................     CA         300,000       4,725,000
Argosy Mining* ..........................     CA       1,100,000         747,924
Arizona Star Resource* ..................     CA       1,000,000       7,157,170
Ashanti Goldfields Ltd
 Sponsored ADR ........................       GH         300,000       3,562,500
Barrick Gold ............................     CA         100,000       2,237,500
Bema Gold* ..............................     CA         750,000       5,109,375
Beringer Gold* ..........................     CA         600,000         171,772
Canyon Resources* .......................                600,000       1,537,500
Crown Resources*~ .......................                960,000       5,640,000
De Beers Consolidated Mines
 Deferred ADR .........................       SF         250,000       8,996,100
Eldorado Gold* ..........................     CA         500,000       2,254,509
Emperor Mines Ltd* ......................     AS       3,000,000       4,455,690
Euro-Nevada Mining Ltd ..................     CA         450,000      12,915,113
Franc-Or Resources* .....................     CA         189,000         135,271
Francisco Gold*~ ........................     CA         200,000       3,133,949
Franco-Nevada Mining Ltd ................     CA         300,000      13,956,481
Freeport McMoRan Copper &
 Gold Class A .........................                  306,247       8,574,916
Geomaque Explorations Ltd* ..............     CA         544,900       1,247,982
Getchell Gold* ..........................                300,000      11,512,500
Gitennes Exploration* ...................     CA         500,000       2,505,010
Glenmore Highlands* .....................     CA         500,000       1,610,363
Goldbelt Resources*~ ....................     CA       2,000,000         715,717
Golden Star Resources* ..................              1,100,000       7,975,000
Greenstone Resources Ltd* ...............     CA         700,000       6,562,500
Guyanor Ressources SA Class B*~ .........     FR         960,000       3,023,328
IAMGOLD* ................................     CA          23,800          93,687
Indochina Goldfields Ltd* ...............     CA       1,000,000       9,196,963
International Capri Resources*~ .........     CA         600,000         352,133
International Taurus Resources* .........     CA         500,000         361,437
KWG Resources* ..........................     CA         400,000       1,600,000
Kloof Gold Mining Ltd Sponsored ADR .....     SF         300,000       2,062,500
Lihir Gold Ltd Sponsored ADR* ...........     AS         400,000      14,500,000
Manhattan Minerals* .....................     CA         400,000       2,390,495
Meridian Gold* ..........................     CA          25,000         118,750
Metallica Resources* ....................     CA         500,000       1,187,500
Monarch Resources* ......................     CA         235,000         218,652

Original Sixteen to One Mine* ...........     CA          91,100         284,687
Orvana Minerals* ........................     CA         500,000       2,200,830
Pacific Amber Resources Ltd*~ ...........     CA         300,000         515,316
Pacific Rim Mining*~ ....................     CA         924,900       3,839,407
Pangea Goldfields* ......................     CA         300,000       1,073,575
Peruvian Gold Ltd* ......................     CA         200,000         256,227
Placer Dome .............................     CA         100,000       1,637,500
Queenstake Resources Ltd* ...............     CA         500,000         733,610
Repadre Capital* ........................     CA         200,000       1,188,090
Rex Diamond Mining* .....................     CA         240,000         584,025
Rio Narcea Gold Mines* ..................     CA         500,000       1,932,436
St Jude Resources Ltd* ..................     CA          24,000          87,604
Santa Fe Pacific Gold ...................                500,000       7,375,000
Scorpion Minerals* ......................     CA         519,333       1,189,425
Solitario Resources* ....................     CA         204,000         671,629
South Pacific Resources* ................     CA         150,000         210,421
Sutton Resources Ltd* ...................                100,000       1,825,000
TVI Pacific* ............................     CA       1,500,000         880,332
Trillion Resources Ltd* .................     CA         500,000       1,538,792
Vaal Reefs Exploration &
 Mining Ltd ADR .......................       SF         300,000       1,762,500
Western Deep Levels Ltd ADR .............     SF         200,000       4,975,000
                                                                     -----------
                                                                     187,306,693
                                                                     -----------
IRON & STEEL 0.73%
Rea Gold* ..........................          CA       1,852,700       1,505,319
                                                                       ---------
METALS MINING 0.94%
Pittston Minerals Group ............                     143,500       1,865,500
Puma Minerals* .....................          CA         100,000          39,364
Sonoma Resources*~ .................          CA          62,800          39,104
                                                                       ---------
                                                                       1,943,968
                                                                       ---------
TOTAL COMMON STOCKS
   (Cost $221,538,132)                                               194,657,582
                                                                    ------------
PREFERRED  STOCKS 0.28%
GOLD & PRECIOUS METALS MINING 0.28%
Coeur D'Alene Mines, 7.000%
 Mandatory Adjustable
 Redeemable Conv Pfd
 (Cost $752,250)                                          35,400         570,825
                                                                    ------------

FIXED INCOME SECURITIES 2.79%
GOLD & PRECIOUS METALS MINING 2.79%
Ashanti Capital Ltd
 Exchangeable Gtd Notes
 5.500%, 3/15/2003
 (Cost $7,000,000)                            CJ       7,000,000       5,740,000
                                                                    ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 2.39%
Repurchase  Agreement
 with State  Street  Bank & Trust Co
 dated  4/30/1997  due 5/1/1997
 at 5.310%,  repurchased at
 $4,929,727 (Collateralized by
 US Treasury Bonds due 2/15/2016
 at 9.250%, value $5,105,711)
 (Cost $4,929,000)                                     4,929,000       4,929,000
                                                                    ------------
TOTAL  INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost  $234,219,382)
 (Cost for Income Tax Purposes
 $234,876,286)                                                       205,897,407
                                                                    ============

HEALTH SCIENCES Portfolio
COMMON STOCKS & WARRANTS 81.63%
ALTERNATE SITE CARE 0.86%
Total Renal Care Holdings* ...........                   243,700       7,828,863
                                                                     -----------
BIOTECHNOLOGY 7.57%
Arris Pharmaceutical* ................                   611,000       6,568,250
Cambridge NeuroScience* ..............                   200,000       1,675,000
Cephalon Inc* ........................                    87,500       1,465,625
Creative BioMolecules* ...............                 1,130,000       8,545,625
Ecogen Technologies I*^~ .............                       100               1
Genentech Inc* .......................                   250,000      14,656,250
IDEC Pharmaceuticals* ................                   428,000       7,597,000
ImClone Systems* .....................                   650,000       3,331,250
INCYTE Pharmaceuticals* ..............                   199,000       8,457,500
MedClone Inc Warrants (Exp 1999)*@^ ..                   500,000               0
Neose Technologies* ..................                   345,000       4,183,125
PathoGenesis Corp* ...................                   185,600       4,872,000
Sepracor Inc* ........................                   180,000       3,510,000
Titan Pharmaceuticals*^ ..............                   488,215       1,098,484

Unisyn Technologies*^~ ...............                    31,132          31,132
Vical Inc* ...........................                   186,400       1,957,200
Xenometrix Inc*^ .....................                   145,641         786,461
                                                                     -----------
                                                                      68,734,903
                                                                     -----------
DRUG DELIVERY 1.36%
CIMA Labs* ...........................                   466,666       2,333,330
Emisphere Technologies*~ .............                   693,600      10,057,200
                                                                     -----------
                                                                      12,390,530
                                                                     -----------
DRUGS 53.49%
Abbott Laboratories ..................                   460,000      28,060,000
American Home Products ...............                   450,000      29,812,500
Amylin Pharmaceuticals* ..............                   165,000       1,691,250
Bristol-Myers Squibb .................                   680,000      44,540,000
Glaxo Wellcome PLC ADR ...............        UK         650,000      25,593,750
Inhale Therapeutic Systems* ..........                   216,450       4,004,325
Johnson & Johnson ....................                   600,000      36,750,000
Lilly (Eli) & Co .....................                   100,000       8,787,500
Merck & Co ...........................                   444,000      40,182,000
Novartis AG ADR++ ....................        SZ          24,700      32,555,570
Pfizer Inc ...........................                   480,000      46,080,000
Roche Holding AG Genusscheine
 Non-Voting Shrs++ .................          SZ           2,400      20,279,616
Schering-Plough Corp .................                   535,000      42,800,000
SmithKline Beecham PLC ADR
 Representing Ord A Shrs ...........          UK         524,000      42,247,500
Sparta Pharmaceuticals*^~ ............                   500,000         295,313
Synthelabo++ .........................        FR         150,000      17,861,987
Warner-Lambert Co ....................                   657,600      64,444,800
                                                                     -----------
                                                                     485,986,111
                                                                     -----------
HEALTH MAINTENANCE
 ORGANIZATIONS 1.37%
Coventry Corp* .......................                   962,800      12,456,225
                                                                     -----------
HEALTHCARE DRUGS -
 PHARMACEUTICALS 4.75%
Schering AG++ ........................        GM         450,000      43,136,785
                                                                     -----------
INFORMATION MANAGEMENT 2.81%
Cerner Corp*                                             433,900       6,996,638

HBO & Co .....................................           347,040      18,566,640
                                                                      ----------
                                                                      25,563,278
                                                                      ----------
MEDICAL EQUIPMENT & DEVICES 5.23%
Cambridge Heart*~ ............................            77,000         731,500
Cambridge Heart*^~ ...........................           600,000       5,130,000
Cardiometrics Inc* ...........................           322,500       1,955,157
Clarus Medical Systems
 Warrants (Exp 2000)*@^~ ...................               2,224               0
Diametrics Medical* ..........................            83,333         348,957
Electroscope Inc*^~ ..........................           399,000         920,194
Guidant Corp .................................           400,000      27,300,000
KeraVision Inc* ..............................           206,185       1,752,573
Metra Biosystems* ............................           275,081       1,052,185
ResMed Inc*~ .................................           445,000       7,787,500
UROHEALTH Systems A* .........................            25,000         196,875
Ventana Medical Systems* .....................            29,600         292,300
                                                                      ----------
                                                                      47,467,241
                                                                      ----------
NUTRITIONALS 0.03%
Crown Laboratories*^ .................                   429,692         273,928
                                                                     -----------
PERSONAL CARE 2.98%
Sanofi SA++ ..........................        FR         290,000      27,079,970
                                                                     -----------
PHARMACY MANAGEMENT 0.00%
Medical Associates of America*^ ......                   502,935               1
                                                                     -----------
PHYSICIANS PRACTICE
 MANAGEMENT 1.18%
Advanced Health*^~ ...................                   687,088      10,667,039
                                                                     -----------
TOTAL COMMON STOCKS
 (Cost $639,634,967) ...............                                 741,584,874
                                                                     -----------
PREFERRED STOCKS 1.13%
BIOTECHNOLOGY 0.32%
Ingenex Inc, Series B, Pfd*^ .........                   103,055         600,000
MedClone Inc, Series G Conv Pfd*^ ....                   581,396               1
Osiris Therapeutics, Series C
 Conv Pfd*^ ........................                     382,353       1,300,000
Unisyn Technologies
 Series A, Conv Pfd*^~                                   359,501         359,501

 Series B, Pfd*^~ ...................                    250,500         250,500
 Series C, Pfd*^~ ...................                    349,376         436,720
                                                                     -----------
                                                                       2,946,722
                                                                     -----------
INFORMATION MANAGEMENT 0.52%
Multum Information Services
 Series C, Pfd*^ ....................                    571,429       1,468,573
Physicians Online, Series A Pfd*^~ ....                  361,350       3,219,629
                                                                     -----------
                                                                       4,688,202
                                                                     -----------
MEDICAL EQUIPMENT & DEVICES 0.29%
Clarus Medical Systems Series I, Pfd*^~                  106,664         533,320
 Series II, Pfd*^~ ..................                     22,239         111,195
Janus Biomedical, Series A
 Conv Pfd*^~ ........................                    400,000       1,000,000
OrbTek Inc, Series A Conv Pfd*^ .......                  476,190         999,999
                                                                     -----------
                                                                       2,644,514
                                                                     -----------
TOTAL PREFERRED STOCKS
 (Cost $10,021,518) .................                                 10,279,438
                                                                     -----------
FIXED INCOME SECURITIES 0.00%
BIOTECHNOLOGY 0.00%
MedClone Inc, Promissory Notes
 10.000%, 6/30/1996*^** .............                     36,840               1
 10.000%, 12/31/1996*^~~ ............                     36,840              1
 7.000%, 4/30/1997*^ ................                     27,630          27,630
                                                                     -----------
                                                                          27,632
                                                                     -----------
PHARMACY MANAGEMENT 0.00%
Medical Associates of America
 Conv Sr Notes*^>>
 7.000%, 2/28/1999 ..................                  1,689,904             100
                                                                     -----------
TOTAL FIXED INCOME SECURITIES
 (Cost $1,791,214) ..................                                     27,732
                                                                     -----------
OTHER SECURITIES 0.56%
BIOTECHNOLOGY 0.56%
Axogen Ltd Units*~ (Each unit
 consists of one cmn shr of

 Axogen and one wrnt to purchase
 ELAN representing one ADR)
 (Cost $3,555,000) ..................         BD         197,500       5,036,250
                                                                     -----------
SHORT-TERM INVESTMENTS -
 COMMERCIAL PAPER 16.68%
CONSUMER FINANCE 3.95%
American Express Credit
 5.600%, 5/1/1997 ...................                  6,468,000       6,468,000
 5.500%, 5/5/1997 ...................                 29,396,000      29,396,000
                                                                     -----------
                                                                      35,864,000
                                                                     -----------
FINANCIAL 3.30%
Associates Corp of North America
 5.600%, 5/1/1997 ...................                 30,000,000      30,000,000
                                                                     -----------
INSURANCE 5.47%
American General
 5.500%, 5/7/1997 ...................                 19,700,000      19,700,000
CIGNA Corp
 5.580%, 5/5/1997 ...................                 30,000,000      30,000,000
                                                                     -----------
                                                                      49,700,000
                                                                     -----------
MACHINERY 3.96%
Deere & Co 5.420%, 5/2/1997 ...........               35,999,000      35,999,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $151,563,000) ................                                151,563,000
                                                                     -----------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $806,565,699#) ...............                                908,491,294
                                                                     ===========
LEISURE Portfolio
COMMON STOCKS 88.32%
BEVERAGES 2.41%
Seagram Co Ltd                                CA         120,000       4,590,000
                                                                    ------------
BROADCASTING 9.25%
Central European Media
 Enterprises Ltd Class A*                     BD          92,800       2,633,200
Evergreen Media Class A*                                  82,500       2,670,937
Heritage Media Class A*                                   65,400       1,193,550

Lin Television*                                           75,000       3,103,125
TCI Satellite Entertainment
 Series A*                                                15,000         112,500
Television Broadcasts Ltd                     HK         200,000         821,019
Television Broadcasts Ltd ADR                 HK         450,000       1,847,250
ValueVision International
 Class A*                                                310,000       1,065,625
Viacom Inc Class A*                                       33,040         879,690
 Class B*                                                 68,802       1,840,454
Yorkshire-Tyne Tees Television
 Holdings PLC                                 UK          79,000       1,403,630
                                                                    ------------
                                                                      17,570,980
                                                                    ------------
CABLE 9.42%
Adelphia Communications Class A*                          45,000         253,125
Comcast Cable Partners Ltd
 Class A*                                     UK         110,000       1,251,250
Comcast Corp Special Class A                             201,078       3,166,978
Tele-Communications Inc -
 International Series A*                                 285,700       3,714,100
 Liberty Media Group Series A*                           243,750       4,585,547
 TCI Group Series A*                                     150,000       2,071,875
United Video Satellite Group
 Class A*                                                185,000       2,867,500
                                                                    ------------
                                                                      17,910,375
                                                                    ------------
COMPUTER RELATED 1.62%
Bell & Howell*                                           130,000       3,071,250
                                                                    ------------
CONSUMER - JEWELRY,
   NOVELTIES & GIFTS 0.37%
TAG Heuer International SA
   Sponsored ADR*                             SZ          50,000         700,000
                                                                    ------------
ENTERTAINMENT 3.92%
Granada Group PLC                             UK          90,000       1,301,163
K2 Inc                                                   200,000       5,225,000
Metromedia International Group*                          100,000         931,250
                                                                    ------------
                                                                       7,457,413
                                                                    ------------
GAMING 2.63%
Crown Ltd*                                    AS         283,440         494,090

Grand Casinos*                                            65,000         715,000
MGM Grand*                                                70,000       2,362,500
Mirage Resorts*                                           71,000       1,428,875
                                                                    ------------
                                                                       5,000,465
                                                                    ------------
GOLD & PRECIOUS
   METALS MINING 3.64%
DeBeers Consolidated Mines
   Deferred ADR                               SF         192,000       6,909,005
                                                                    ------------
HEALTH CARE RELATED 1.08%
Bausch & Lomb                                             51,000       2,059,125
                                                                    ------------
HOUSEHOLD FURNITURE
   & APPLIANCES 2.52%
Harman International Industries                          124,970       4,780,102
                                                                    ------------
LEISURE TIME 10.14%
Amalgamated Holdings Ltd                      AS         438,908       2,418,815
Carnival Corp Class A                                    164,200       6,054,875
Disney (Walt) Co                                          85,233       6,989,106
Gaylord Entertainment Class A                             42,059         888,496
Premier Parks*                                            17,500         518,438
Sodak Gaming*                                             30,000         352,500
Steiner Leisure Ltd*                                      59,400       1,440,450
Vail Resorts*                                             30,000         611,250
                                                                    ------------
                                                                      19,273,930
                                                                    ------------
LODGING - HOTELS 4.84%
Extended Stay America*                                   153,400       2,320,175
Hilton Hotels                                            220,000       5,940,000
Interstate Hotels*                                        13,300         334,162
Suburban Lodges of America*                               37,000         596,625
                                                                    ------------
                                                                       9,190,962
                                                                    ------------
PUBLISHING 15.49%
Belo (A H) Corp Series A                                 120,000       4,320,000
Central Newspapers Class A                                10,000         538,750
McClatchy Newspapers Class A                              87,500       2,198,438
McGraw-Hill Cos                                           70,000       3,561,250
New York Times Class A                                    20,000         865,000
News Corp Ltd ADR                         AS              70,000       1,295,000

Pearson PLC                               UK              50,000         575,212
Scholastic Corp*                                          40,000       1,000,000
Scripps (E W) Co Class A                                  70,000       2,660,000
Time Warner                                              190,000       8,550,000
Times Mirror Series A                                     70,000       3,867,500
                                                                    ------------
                                                                      29,431,150
                                                                    ------------
REAL ESTATE
   INVESTMENT TRUST 1.12%
Golf Trust of America*                                    25,000         637,500
Mills Corp                                                59,000       1,482,375
                                                                    ------------
                                                                       2,119,875
                                                                    ------------
RESTAURANTS 0.82%
IHOP Corp*                                                43,000       1,128,750
Landry's Seafood Restaurants*                             30,000         421,407
                                                                    ------------
                                                                       1,550,157
                                                                    ------------
RETAIL 5.55%
Harcourt General                                          94,000       4,347,500
Rite Aid                                                  55,000       2,530,000
Wal-Mart Stores                                          130,000       3,672,500
                                                                    ------------
                                                                      10,550,000
                                                                    ------------
SERVICES 9.63%
Avis Europe PLC*                              UK         550,000       1,186,932
CUC International*                                       128,667       2,718,090
Cordiant PLC*                                 UK       1,475,000       3,087,402
Katz Media Group*                                         54,500         337,219
Omnicom Group                                            110,000       5,830,000
Sotheby's Holdings Class A                               135,000       2,143,125
Sylvan Learning Systems*                                  15,000         451,875
WPP Group PLC                                 UK         625,000       2,545,454
                                                                    ------------
                                                                      18,300,097
                                                                    ------------
TELECOMMUNICATIONS -
 LONG DISTANCE 0.22%
Rogers Communications
 Class B Representing
 Non-Voting Shrs*                             CA          80,000         420,842
                                                                    ------------

TELEPHONE 1.41%
US WEST Media Group*                                     155,000       2,673,750
                                                                    ------------
TOYS 2.24%
Mattel Inc                                               100,196       2,792,958
Nintendo Co Ltd                               JA          20,000       1,462,528
                                                                    ------------
                                                                       4,255,486
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $145,755,526)                                                 167,814,964
                                                                    ------------
PREFERRED STOCKS 1.89%
ENTERTAINMENT 0.33%
Village Roadshow Ltd Pfd                      AS         250,000         635,131
                                                                    ------------
PUBLISHING 1.56%
News Corp Ltd Sponsored ADR
 Representing Ltd Voting, Pfd                 AS         196,000       2,964,500
                                                                    ------------
TOTAL PREFERRED STOCKS
 (Cost $4,366,523)                                                     3,599,631
                                                                    ------------
FIXED INCOME SECURITIES 1.15%
BROADCASTING 1.15%
United International Holdings
 Sr Secured Discount Notes
 Zero Coupon, 11/15/1999
 (Cost $2,181,602)                                     3,000,000       2,182,500
                                                                    ------------
OTHER SECURITIES 1.24%
BROADCASTING 1.24%
United  International  Holdings
 Units* (Each unit consists of
 one $1,000 face amount Sr
 Secured Discount Note, Zero
 Coupon, 1/15/1999 and 1 wrnt
 to purchase 4.535 shrs of cmn stock)
 (Cost $2,376,137)                                         3,225       2,354,250
                                                                    ------------
SHORT-TERM INVESTMENTS -
 COMMERCIAL PAPER 7.40%
FINANCIAL 2.14%
Associates Corp of North America

 5.600%, 5/1/1997                                      4,059,000       4,059,000
                                                                    ------------
OIL & GAS RELATED 5.26%
Chevron Oil Finance
 5.480%, 5/1/1997                                     10,000,000      10,000,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 Cost $14,059,000)                                                    14,059,000
                                                                    ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost  $168,738,788)
 (Cost for Income Tax Purposes
 $168,749,288)                                                       190,010,345
                                                                    ============

TECHNOLOGY Portfolio
COMMON STOCKS 75.12%
BIOTECHNOLOGY 1.45%
Cephalon Inc* ............................                50,000         837,500
INCYTE Pharmaceuticals* ..................               112,500       4,781,250
Sepracor Inc* ............................               300,000       5,850,000
Titan Pharmaceuticals*^ ..................               244,108         549,243
                                                                       ---------
                                                                      12,017,993
                                                                      ----------
CABLE 0.00%
Future Communications*^~ ...................             160,000               1
                                                                      ----------
CHEMICALS 0.68%
Ionics Inc* ................................             123,400       5,676,400
                                                                      ----------
COMMUNICATIONS - EQUIPMENT
 & MANUFACTURING 9.58%
AVX Corp ...................................              75,000       1,678,125
Allen Telecom* .............................             107,000       1,845,750
Ericsson (L M) Telephone ADR
 Representing Class B Shrs ...............               475,000      15,971,875
Motorola Inc ...............................             340,000      19,465,000
Nokia Corp Sponsored ADR
 Representing A Shrs .....................               290,000      18,741,250
Pittway Corp Class A .......................             242,700      12,923,775
Powerwave Technologies* ....................              16,500         274,313
Scientific-Atlanta Inc .....................             500,000       8,000,000
Voice Control Systems* .....................             150,000         731,250

                                                                      ----------
                                                                      79,631,338
                                                                      ----------
COMPUTER SOFTWARE & SERVICES 17.02%
Accelr8 Technology* ..........................           25,000          309,375
Adobe Systems ................................          125,000        4,890,625
Ascend Communications* .......................          400,000       18,300,000
BMC Software* ................................           30,000        1,297,500
Cellular Technical Services*~ ................        1,000,000       14,500,000
CIBER Inc* ...................................           75,000        2,681,250
Computer Associates
 International .............................             40,000        2,080,000
Computer Horizons* ...........................           75,000        3,262,500
Electronic Arts* .............................           40,000          965,000
Innovus Corp* ................................          115,000          244,375
Keane Inc* ...................................          200,000        9,275,000
Microsoft Corp* ..............................          386,000       46,899,000
PLATINUM technology* .........................          125,000        1,500,000
SCI Systems* .................................          400,000       24,700,000
SEEC Inc* ....................................          135,000        1,569,375
State Of The Art* ............................           75,000          693,750
Sybase Inc* ..................................          100,000        1,475,000
Symantec Corp* ...............................          100,000        1,437,500
VIASOFT Inc* .................................          115,000        4,887,500
Xionics Document Technologies* ...............           50,000          581,250
                                                                     -----------
                                                                     141,549,000
                                                                     -----------
COMPUTER SYSTEMS 0.76%
Sequent Computer Systems* ..................            400,000        6,350,000
                                                                     -----------
COMPUTERS - HARDWARE 7.14%
Data General* ..............................            100,000        1,875,000
International Business Machines ............            222,500       35,766,875
Kentek Information Systems .................            125,000          843,750
Lexmark International Group
 Class A* ................................              900,000       20,925,000
                                                                     -----------
                                                                      59,410,625
                                                                     -----------
COMPUTERS - NETWORKING 0.22%
Cisco Systems* .............................             35,000        1,811,250
                                                                     -----------
COMPUTERS - PERIPHERALS 0.70%
Logitech International SA

 Sponsored ADR* ............................             219,000       4,024,125
Storage Technology* ..........................            50,000       1,756,250
                                                                      ----------
                                                                       5,780,375
                                                                      ----------
DISTRIBUTION 0.27%
Ingram Micro Class A* ........................           100,000       2,275,000
                                                                      ----------
ELECTRICAL EQUIPMENT 1.58%
KEMET Corp* ..................................            75,000       1,462,500
Kent Electronics* ............................           166,000       4,150,000
Sanmina Corp* ................................           150,000       7,500,000
                                                                      ----------
                                                                      13,112,500
                                                                      ----------
ELECTRONICS - INSTRUMENTS 0.29%
SanDisk Corp* ................................            50,000         637,500
Vishay Intertechnology* ......................            75,000       1,809,375
                                                                      ----------
                                                                       2,446,875
                                                                     -----------
ELECTRONICS -
 SEMICONDUCTOR 15.46%
Analog Devices* ........................                 540,000      14,445,000
Cymer Inc* .............................                  60,000       2,467,500
Dallas Semiconductor ...................                 550,000      20,075,000
HADCO Corp* ............................                 250,000      10,687,500
Intel Corp .............................                 225,000      34,453,125
KLA Instruments* .......................                  65,000       2,892,500
LSI Logic* .............................                 400,000      15,300,000
Lattice Semiconductor* .................                  50,000       2,793,750
MRV Communications* ....................                 225,000       4,640,625
Micro Linear* ..........................                 200,000       3,175,000
National Semiconductor* ................                 100,000       2,500,000
Texas Instruments ......................                 170,000      15,172,500
                                                                     -----------
                                                                     128,602,500
                                                                     -----------
ENTERTAINMENT 1.76%
Sony Corp American Shrs ................                 200,000      14,675,000
                                                                     -----------
GAMING 0.22%
Midway Games* ..........................                 100,000       1,800,000
                                                                     -----------
HEALTH CARE DRUGS -

 PHARMACEUTICALS 0.19%
NaPro BioTherapeutics* .....................             200,000       1,550,000
                                                                      ----------
HEALTH CARE RELATED 0.64%
HBO & Co ...................................             100,000       5,350,000
                                                                      ----------
OFFICE EQUIPMENT
 & SUPPLIES 0.30%
Xerox Corp .................................              40,000       2,460,000
                                                                      ----------
OIL & GAS RELATED 9.21%
Dresser Industries .........................             200,000       5,975,000
Halliburton Co .............................             250,000      17,656,250
Schlumberger Ltd ...........................             350,000      38,762,500
Smith International* .......................             300,000      14,212,500
                                                                      ----------
                                                                      76,606,250
                                                                      ----------
RETAIL 1.57%
Tandy Corp .................................             250,000      13,093,750
                                                                      ----------
SERVICES 3.50%
Datamark Holding* ..........................              60,000         322,500
Equifax Inc ................................             350,000      10,062,500
National Education* ........................             300,000       6,075,000
VeriFone Inc* ..............................             250,000      12,687,500
                                                                      ----------
                                                                      29,147,500
                                                                      ----------
TELECOMMUNICATIONS -
 CELLULAR & WIRELESS 0.16%
NEXTEL Communications Class A* .............             100,000       1,318,750
                                                                      ----------
TELECOMMUNICATIONS -
 LONG DISTANCE 1.22%
ADC Telecommunications* ....................              75,000       1,959,375
P-COM Inc* .................................              50,000       1,431,250
Premiere Technologies* .....................             200,000       4,775,000
Tadiran Telecommunications Ltd .............             100,000       1,950,000
                                                                      ----------
                                                                      10,115,625
                                                                      ----------
TELEPHONE 0.98%
SBC Communications .........................             146,290       8,119,095
                                                                      ----------

TOYS 0.22%
Nintendo Co                                               25,000       1,828,160
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $561,710,730)                                                 624,727,987
                                                                    ------------
PREFERRED STOCKS 0.14%
BIOTECHNOLOGY 0.03%
Ingenex Inc, Series B, Pfd                                51,527         300,000
                                                                    ------------
CABLE 0.11%
Alpine Group, 9.000%
 Cum Conv, Sr Pfd^                                         1,000         900,000
                                                                    ------------
TOTAL PREFERRED STOCKS
 (Cost $1,300,000)                                                     1,200,000
                                                                    ------------
SHORT-TERM INVESTMENTS 24.74%
Commercial Paper 21.74%
AUTOMOBILES  3.76%
General Motors Acceptance
 5.440%, 5/6/1997                                     31,292,000      31,292,000
                                                                    ------------
FINANCIAL 6.51%
General Electric Capital
 5.410%, 5/1/1997                                     27,063,000      27,063,000
Heller Financial
 5.510%, 5/1/1997                                     27,063,000      27,063,000
                                                                    ------------
                                                                      54,126,000
                                                                    ------------
INSURANCE 3.61%
CIGNA Corp 5.580%, 5/7/1997                           30,000,000      30,000,000
                                                                    ------------
INVESTMENT BANK/BROKER FIRM 3.77%
Merrill Lynch & Co
 5.450%, 5/2/1997                                     31,325,000      31,320,253
                                                                    ------------
RETAIL 4.09%
Sears Roebuck Acceptance
 5.510%, 5/8/1997                                     34,030,000      34,030,000
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $180,768,253)                                                 180,768,253
                                                                    ------------

Repurchase Agreements 3.00%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1997 due 5/1/1997
 at 5.310%, repurchased at
 $24,949,680 (Collateralized by
 US Treasury Bonds due 2/15/2016
 at 9.250%, value $25,842,948)
 (Cost $24,946,000)                                   24,946,000      24,946,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $205,714,253)                                                 205,714,253
                                                                    ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
 (Cost  $768,724,983)
 (Cost for Income Tax Purposes
 $770,819,941)                                                       831,642,240
                                                                    ============
UTILITIES Portfolio
COMMON STOCKS 92.94%
OIL & GAS RELATED 3.29%
PanEnergy Corp .............................              34,000       1,504,500
Union Pacific Resources Group ..............              62,000       1,681,750
Williams Cos ...............................              34,000       1,491,750
                                                                       ---------
                                                                       4,678,000
                                                                       ---------
TELECOMMUNICATIONS 14.43%
AT&T Corp ..................................              84,900       2,844,150
Brooks Fiber Properties* ...................              52,700       1,146,225
Clearnet Communications
 Class A* ..................................              28,300         208,713
Deutsche Telekom* ..........................              81,000       1,757,798
LCI International* .........................              84,900       1,411,463
MCI Communications .........................              86,100       3,282,563

McLeod Inc* ................................              69,000       1,267,875
NEXTEL Communications
 Class A* ..................................             136,000       1,793,500
Portugal Telecom SA
 Sponsored ADR .............................              21,800         806,600
Sprint Corp ................................              68,000       2,983,500
Viatel Inc* ................................             141,700         885,625
WorldCom Inc* ..............................              89,800       2,155,200

                                                                      ----------
                                                                      20,543,212
                                                                      ----------
Utilites 75.22%
ELECTRIC 35.86%
Allegheny Power System .......................            50,000       1,312,500
American Electric Power ......................            37,000       1,498,500
Baltimore Gas & Electric .....................            27,900         711,450
CMS Energy ...................................            46,700       1,482,725
Carolina Power & Light .......................            41,300       1,404,200
Central & South West .........................            65,000       1,308,125
CINergy Corp .................................            44,100       1,466,325
CIPSCO Inc ...................................            10,000         345,000
Commonwealth Energy Systems SBI ..............            21,700         474,687
DTE Energy ...................................            52,500       1,404,375
Dominion Resources ...........................            38,200       1,313,125
Duke Power ...................................            34,300       1,504,912
Edison International .........................            70,000       1,470,000
Entergy Corp .................................            57,100       1,334,712
FPL Group ....................................            33,000       1,472,625
Florida Progress .............................            24,700         759,525
GPU Inc ......................................            43,000       1,386,750
Houston Industries ...........................            65,700       1,314,000
IES Industries ...............................           120,000       3,480,000
Idaho Power ..................................            70,000       2,047,500
Interstate Power .............................            21,900         626,887
NIPSCO Industries ............................            21,000         829,500
Northern States Power ........................            32,100       1,460,550
Ohio Edison ..................................            67,500       1,350,000
Oklahoma Gas & Electric ......................            16,000         664,000
PacifiCorp ...................................            74,100       1,472,738
Pacific Gas & Electric .......................            68,300       1,639,200
PECO Energy ..................................            69,000       1,362,750
Pennsylvania Power & Light
 Resources .................................             131,500       2,580,687
Pinnacle West Capital ........................            48,500       1,382,250
Potomac Electric Power .......................            30,000         675,000
Public Service of Colorado ...................            87,000       3,371,250
SCANA Corp ...................................            56,400       1,360,650
Southern Co ..................................            70,300       1,432,363
TNP Enterprises ..............................            30,200         634,200
Texas Utilities ..............................            37,900       1,279,125
Union Electric ...............................            40,000       1,425,000
                                                                      ----------
                                                                      51,037,186
                                                                      ----------

NATURAL GAS 10.73%
Chesapeake Utilities ...................                  39,400         659,950
Coastal Corp ...........................                  47,000       2,232,500
Columbia Gas System ....................                  26,000       1,608,750
Enron Corp .............................                  42,000       1,580,250
NGC Corp ...............................                  61,625       1,086,141
New Jersey Resources ...................                  35,000       1,010,625
ONEOK Inc ..............................                  51,000       1,517,250
Sonat Inc ..............................                  61,000       3,484,625
TransCanada PipeLines ..................                 115,000       2,098,750
                                                                      ----------
                                                                      15,278,841
                                                                      ----------
TELEPHONE 28.63%
ALLTEL Corp ................................              66,500       2,094,750
Ameritech Corp .............................              72,000       4,401,000
Bell Atlantic ..............................              76,700       5,196,425
BellSouth Corp .............................             109,000       4,850,500
Century Telephone Enterprises ..............              46,700       1,395,162
Cincinnati Bell ............................              24,500       1,372,000
GTE Corp ...................................             101,000       4,633,375
NYNEX Corp .................................             103,400       5,350,950
SBC Communications .........................              84,000       4,662,000
Southern New England
 Telecommunications ........................              57,500       2,098,750
Telefonica del Peru SA
 Sponsored ADR
 Representing Class B Shrs .................              50,000       1,200,000
US WEST Communications Group ...............              99,300       3,487,913
                                                                     -----------
                                                                      40,742,825
                                                                     -----------
   TOTAL UTILITIES .........................                         107,058,852
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost $130,698,099) .....................                         132,280,064
                                                                     -----------
PREFERRED STOCKS 0.63%
TELECOMMUNICATIONS 0.63%
Telecom Brasileiras SA
 Sponsored ADR Representing
 Pfd Shrs
 (Cost $785,343) ................                          7,800         895,050
                                                                     -----------

SHORT-TERM INVESTMENTS -
 REPURCHASE AGREEMENTS 6.43%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1997 due 5/1/1997
 at 5.310%, repurchased at
 $9,157,351 (Collateralized by
 US Treasury Bonds due 2/15/2016
 at 9.250%, value $9,488,323)
 (Cost $9,156,000)                                     9,156,000       9,156,000
                                                                    ------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $140,639,442#)                                              142,331,114
                                                                    ------------

*  Security is non-income producing.
#  Also represents cost for income tax purposes.
@  Security has no market value at April 30, 1997.
~  Security is an affiliated company (See Notes).
++ Security has been designated as collateral for forward foreign currency contracts.
** Security is a defaulted security with respect to cumulative interest payments of $921 at April 30, 1997. The security has been devalued to $1. ~~ Security is a defaulted security with respect to cumulative interest payments of $4,001 at April 30, 1997. The security has been devalued to $1. > Security is a defaulted security with respect to cumulative interest payments of $79,191 at April 30, 1997. The security has been devalued to $100.
^ The following are restricted securities at April 30, 1997:

                                                                        Value as
                                 Acquisition       Acquisition              % of
Description                          Date(s)              Cost        Net Assets
------------------------------------------------------------------------
Environmental Services Portfolio
Cyclean Inc, Series D, Pfd           2/23/94           500,000             0.00%

Health Sciences Portfolio
Advanced Health                      8/31/93-
                                     3/16/94         2,048,693             1.23%
Cambridge Heart                      9/29/93         1,200,000              0.59
Clarus Medical Systems
 Series I, Pfd                      12/23/92         2,000,000              0.06
Series II, Pfd                        5/3/95           111,196              0.01
Warrants                              5/3/95                 0              0.00
Crown Laboratories                   8/24/93           644,544              0.03

Ecogen Technologies I               11/18/92-
                                     1/28/94         1,140,000              0.00
Electroscope Inc                     4/27/93-
                                      5/3/96         1,039,500              0.11
Ingenex Inc, Series B, Pfd           9/27/94           600,000              0.07
Janus Biomedical Series A,
 Conv Pfd                             3/2/94         1,000,000              0.12
MedClone Inc
 Promissory Notes
 10.000%                             12/7/94-
                                     6/29/95            36,840              0.00
 Promissory Notes
 7.000%                              3/24/97            27,630              0.00
Series G, Conv Pfd                  10/21/93         1,000,001              0.00
 Warrants                           10/21/93                 0              0.00
Medical Associates of America        2/21/92-
                                     8/31/92           502,935              0.00
Medical Associates of America,
 Conv Sr Notes
 7.000%, 2/28/1999                   2/21/92-
                                      3/1/94         1,689,904              0.00
Multum Information Services,
 Series C, Pfd                      12/28/93         1,000,001              0.17
OrbTek Inc, Series A Conv Pfd        5/13/94           999,999              0.12
Osiris Therapeutics Series C,
 Conv Pfd                            5/26/94         1,300,000              0.15
Physicians Online Series A, Pfd      8/31/93           963,600              0.37
Sparta Pharmaceuticals              11/12/93         1,000,000              0.03
Titan Pharmaceuticals                7/19/94         2,000,035              0.13
Unisyn Technologies                  2/28/94         1,500,000              0.00
 Unisyn Technologies
 Series A, Conv Pfd                 12/27/94           359,501              0.04
 Series B, Pfd                        2/5/96           250,500              0.03
 Series C, Pfd                       4/25/97           436,720              0.05
Xenometrix Inc                        1/7/94         1,400,000              0.09
                                                                        --------
                                                                           3.40%
                                                                        ========
Technology Portfolio
Alpine Group, 9.000%
 Cum Conv Sr Pfd                     4/21/92         1,000,000             0.11%
Future Communications                8/9/93-
                                     8/18/93         3,084,375              0.00
Ingenex Inc, Series B Pfd            9/27/94           300,000              0.04
Titan Pharmaceuticals                7/19/94         1,000,035              0.07
                                                                         -------
                                                                           0.22%
                                                                         =======


Forward Foreign Currency Contracts
Open at April 30, 1997:


                                          Currency       Currency     Unrealized
                                             Units          Value           Gain
Currency/Value Date                           Sold          (US$)         (Loss)

Health Sciences Portfolio
French Franc
 5/14/1997                             108,000,000     19,633,761        550,466
 6/10/1997                              71,000,000     12,416,035        104,608
German Mark
 5/14/1997                              54,000,000     33,226,441        997,256
Swiss Franc
 6/9/1997                               59,000,000     39,879,170      (194,185)
                                                      --------------------------
                                                      105,155,407      1,458,145
                                                      ==========================

Summary of Investment by Country

                                                           % of
                                      Country        Investment
Country                                  Code        Securities            Value
--------------------------------------------------------------------------------
Gold Portfolio
Australia .......................         AS              9.20%       18,955,690
Canada ..........................         CA             50.17       103,292,304
Cayman Islands ..................         CJ              2.79         5,740,000
France ..........................         FR              1.47         3,023,328
Ghana ...........................         GH              1.73         3,562,500
South Africa ....................         SF              8.64        17,796,100
Switzerland .....................         SZ              0.84         1,722,244
United States ...................         US             25.16        51,805,241
                                                                     -----------
                                                        100.00%      205,897,407
                                                                     ===========

Health Sciences Portfolio
Bermuda ...............................   BD              0.55%        5,036,250
France ................................   FR              4.95        44,941,957

Germany ...............................   GM              4.75        43,136,785
Switzerland ...........................   SZ              5.81        52,835,186
United Kingdom ........................   UK              7.47        67,841,250
United States .........................   US             76.47       694,699,866
                                                                     -----------
                                                        100.00%      908,491,294
                                                                     ===========
Leisure Portfolio
Australia .......................         AS              4.11%        7,807,536
Bermuda .........................         BD              1.39         2,633,200
Canada ..........................         CA              2.64         5,010,842
Hong Kong .......................         HK              1.40         2,668,269
Japan ...........................         JA              0.77         1,462,528
South Africa ....................         SF              3.64         6,909,005
Switzerland .....................         SZ              0.37           700,000
United Kingdom ..................         UK              5.97        11,351,043
United States ...................         US             79.71       151,467,922
                                                                     -----------
                                                        100.00%      190,010,345
                                                                     ===========



See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities
April 30, 1997
UNAUDITED


                                                                                Environmental            Financial
                                                                  Energy             Services             Services              Gold
                                                               Portfolio            Portfolio            Portfolio         Portfolio
                                                            ------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost~ ............................                      $173,074,539        $ 19,256,012        $573,565,787        $234,219,382
                                                            ========================================================================
 At Value~ ...........................                       169,676,868          18,913,722         688,708,643         205,897,407
Cash ...................................                               0              10,175             157,664                   0
Foreign Currency
 (Cost $0, $0, $0 and $34,333,
 respectively) ...................................                     0                   0                   0              35,720
Receivables:
 Investment Securities Sold ......................             6,891,047              29,999          65,557,472           1,115,454
 Fund Shares Sold ................................             1,257,779             146,913          12,167,504             674,271
 Dividends and Interest ..........................               219,670               7,405           1,429,229             563,139
Prepaid Expenses ...................................             106,647             117,929             151,341             100,011
                                                             -----------------------------------------------------------------------
TOTAL ASSETS .......................................         178,152,011          19,226,143         768,171,853         208,386,002
                                                             -----------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian .......................................               587,979                   0                   0               5,885
 Investment Securities Purchased .................             1,312,500                   0                   0           2,579,317
 Fund Shares Repurchased .........................             3,630,466              26,034           1,667,320           1,892,845






Accrued Expenses ....................................              9,383               3,756              31,290              37,640
                                                             -----------------------------------------------------------------------
TOTAL LIABILITIES ...................................          5,540,328              29,790           1,698,610           4,515,687
                                                             -----------------------------------------------------------------------
Net Assets at Value .................................        172,611,683          19,196,353         766,473,243         203,870,315
                                                             =======================================================================
NET ASSETS
Paid-in Capital* ....................................        159,283,551          16,866,802         600,801,414         275,439,455
Accumulated Undistributed Net
 Investment Income (Loss) .........................              359,166             (18,558)          3,545,918        (30,660,347)
Accumulated Undistributed Net
 Realized Gain (Loss) on Investment
 Securities and Foreign Currency
 Transactions .....................................           16,366,637           2,690,399          46,983,055        (12,588,205)
                                                                                                                        ------------
Net Appreciation (Depreciation) of
 Investment Securities and Foreign
 Currency Transactions ............................           (3,397,671)           (342,290)        115,142,856        (28,320,588)
                                                                                                                        ------------
Net Assets at Value .................................        172,611,683          19,196,353         766,473,243         203,870,315
                                                                                                                        ============
Shares Outstanding ..................................         12,416,663           2,075,732          31,770,458          44,442,230
Net Asset Value, Offering and
 Redemption Price per Share                                        13.90                9.25               24.13                4.59
                                                            ========================================================================

~ Investment securities at cost and value at April 30, 1997 include repurchase agreements of $1,288,000, $5,569,000 and $4,929,000 for Energy, Environmental Services and Gold Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities (Continued)
April 30, 1997
UNAUDITED


                                                                 Health
                                                               Sciences              Leisure           Technology          Utilities
                                                              Portfolio            Portfolio            Portfolio          Portfolio
                                                          --------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost~ .......................................         $ 806,565,699       $ 168,738,788        $ 768,724,983       $ 140,639,442
                                                          ==========================================================================
 At Value~ ......................................           908,491,294         190,010,345          831,642,240         142,331,114
Cash ..............................................             180,948                   0              352,346              68,958
Receivables:
 Investment Securities Sold .....................            10,463,453             126,960           34,488,285             790,595
 Fund Shares Sold ...............................             1,439,101              52,472            8,607,722             174,929
 Dividends and Interest .........................             1,642,481             180,835              368,988             566,163
Appreciation on Forward Foreign
 Currency Contracts .............................             1,457,945                   0                    0                   0
Prepaid Expenses and Other Assets .................              76,979              43,257              138,964             105,659
                                                          --------------------------------------------------------------------------
TOTAL ASSETS ......................................         923,752,201         190,413,869          875,598,545         144,037,418
                                                          --------------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian ......................................                     0             299,498                    0                   0
 Distributions to Shareholders ..................                     0                   0                    0              58,871
 Investment Securities Purchased ................            52,670,331             541,875            4,465,225                   0
 Fund Shares Repurchased ........................             2,053,942             121,829            1,726,625           3,501,867







Accrued Expenses and Other Payables ...............              69,786              26,373               39,926              15,040
                                                          --------------------------------------------------------------------------
TOTAL LIABILITIES .................................          54,794,059             989,575            6,231,776           3,575,778
                                                          --------------------------------------------------------------------------
Net Assets at Value ...............................         868,958,142         189,424,294          869,366,769         140,461,640
                                                          =============-------------------------------------------------------------
NET ASSETS
Paid-in Capital* ..................................         631,854,948         154,531,049          741,684,972         136,299,296
Accumulated Undistributed Net
 Investment Income (Loss) .......................               833,611             (61,294)           2,676,537             117,283
Accumulated Undistributed Net
 Realized Gain on Investment
 Securities and Foreign Currency
 Transactions ...................................           132,887,947          13,683,257           62,088,192           2,353,389
Net Appreciation of Investment
 Securities and Foreign Currency
 Transactions ...................................           103,381,636          21,271,282           62,917,068           1,691,672
                                                          --------------------------------------------------------------------------
Net Assets at Value ...............................         868,958,142         189,424,294          869,366,769         140,461,640
                                                          ==========================================================================
Shares Outstanding ................................          17,696,044           8,354,067           28,522,238          12,880,412
Net Asset Value, Offering and
 Redemption Price per Share .......................               49.10               22.67                30.48               10.91
                                                          ==========================================================================

~ Investment securities at cost and value at April 30, 1997 include repurchase agreements of $24,946,000 and $9,156,00 for Technology and Utilities Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations
Six Months Ended April 30, 1997
UNAUDITED


                                                                              Environmental           Financial
                                                                 Energy            Services            Services                 Gold
                                                              Portfolio           Portfolio           Portfolio            Portfolio
                                                           -------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends ..........................................       $  1,278,174        $    119,038        $  6,788,172        $  1,039,959
Interest ...........................................            426,665              52,359           1,052,165             513,302
 Foreign Taxes Withheld ..........................              (44,984)             (1,665)            (63,723)            (53,034)
                                                           -------------------------------------------------------------------------
 TOTAL INCOME ....................................            1,659,855             169,732           7,776,614           1,500,227
                                                           -------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ...........................            836,832              93,689           2,407,349             966,270
Transfer Agent Fees ................................            340,308             113,110             873,703             532,568
Administrative Fees ................................             21,770               6,874              56,997              24,328
Custodian Fees and Expenses ........................             32,220               5,208              58,475              72,249
Directors' Fees and Expenses .......................              7,541               4,278              15,635               9,762
Professional Fees and Expenses .....................              9,239               6,306              16,428              10,802
Proxy Fees and Expenses ............................             54,772              34,617                   0             104,237
Registration Fees and Expenses .....................             51,815              19,495              53,137              66,065
Reports to Shareholders ............................             30,294              14,848              99,171              52,909
Other Expenses .....................................              2,917               1,137               7,857               9,116
                                                           -------------------------------------------------------------------------
 TOTAL EXPENSES ..................................            1,387,708             299,562           3,588,752           1,848,306







 Fees and Expenses Absorbed by Investment Adviser                     0             (95,353)                  0                   0
 Fees and Expenses Paid Indirectly ...............              (85,983)             (4,624)           (173,464)            (85,079)
                                                           -------------------------------------------------------------------------
 NET EXPENSES ....................................            1,301,725             199,585           3,415,288           1,763,227
                                                           -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) .......................            358,130             (29,853)          4,361,326            (263,000)
                                                           -------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment Securities
 and Foreign Currency Transactions ...................       16,964,648           2,721,298          46,991,767          (4,310,407)
Change in Net Appreciation (Depreciation)of
 Investment Securities and Foreign Currency
 Transactions ...................                           (20,829,089)         (3,198,333)         25,973,657         (59,450,649)
                                                           -------------------------------------------------------------------------
NET GAIN (LOSS) ON
   INVESTMENT SECURITIES ...........................         (3,864,441)           (477,035)         72,965,424         (63,761,056)
                                                           -------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 from Operations ..........................                  (3,506,311)           (506,888)         77,326,750         (64,024,056)
                                                           =========================================================================


See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations (Continued)
Six Months Ended April 30, 1997
UNAUDITED


                                                               Health
                                                             Sciences              Leisure           Technology            Utilities
                                                            Portfolio            Portfolio            Portfolio            Portfolio
                                                       -----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends ......................................       $   4,534,253        $     960,671        $   1,681,597        $   2,642,947
Interest .......................................           1,316,073              532,425            5,405,559              289,757
 Foreign Taxes Withheld ......................              (179,644)             (20,138)            (136,330)              (9,765)
                                                       -----------------------------------------------------------------------------
 TOTAL INCOME ................................             5,670,682            1,472,958            6,950,826            2,922,939
                                                       -----------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees .......................           3,064,346              828,065            2,822,013              554,252
Transfer Agent Fees ............................           1,462,508              589,595            1,267,079              272,485
Administrative Fees ............................              74,380               21,561               67,771               16,085
Custodian Fees and Expenses ....................             120,719               34,751               73,964               15,460
Directors' Fees and Expenses ...................              26,446                9,605               22,122                6,820
Professional Fees and Expenses .................              23,727               10,671               19,108                8,767
Registration Fees and Expenses .................              63,584               25,266               77,289               27,180
Reports to Shareholders ........................             202,139               75,759              153,932               29,315
Other Expenses .................................              17,688                1,889               12,812                2,581
                                                       -----------------------------------------------------------------------------
 TOTAL EXPENSES ..............................             5,055,537            1,597,162            4,516,090              932,945
 Fees and Expenses Absorbed
 by Investment Adviser .......................                     0                    0                    0              (69,395)






 Fees and Expenses Paid Indirectly ...........              (224,679)             (64,313)            (251,763)             (50,750)
                                                       -----------------------------------------------------------------------------
 NET EXPENSES ................................             4,830,858            1,532,849            4,264,327              812,800
                                                       -----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ...................             839,824              (59,891)           2,686,499            2,110,139
                                                       -----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
 Securities and Foreign Currency
 Transactions ................................           134,042,634           13,698,674           63,279,914            2,509,519
Change in Net Depreciation of
 Investment Securities and
 Foreign Currency Transactions ...............           (90,181,771)          (8,653,523)         (52,473,744)          (5,632,725)
                                                       -----------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENT SECURITIES .......................            43,860,863            5,045,151           10,806,170           (3,123,206)
                                                       -----------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Assets from Operations ..................            44,700,687            4,985,260           13,492,669           (1,013,067)
                                                       =============================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets


                                                     Energy        Environmental Services            Financial Services
                                                  Portfolio                     Portfolio                     Portfolio
                                   ------------------------      ------------------------    --------------------------
                                   Six Months          Year      Six Months          Year    Six Months            Year
                                   Ended              Ended      Ended              Ended    Ended                Ended
                                   April 30      October 31      April 30      October 31    April 30        October 31
                                   ------------------------      ------------------------    --------------------------

                                        1997           1996           1997           1996           1997           1996
                                   UNAUDITED                     UNAUDITED                     UNAUDITED
OPERATIONS
Net Investment Income (Loss) ..    $ 358,130    $   580,681    $   (29,853)   $   150,546    $ 4,361,326   $ 11,291,536
Net Realized Gain on Investment
 Securities and Foreign
 Currency Transactions ......      6,964,648     20,895,131      2,721,298      4,012,079     46,991,767     49,662,621
Change in Net Appreciation
 (Depreciation) of Investment
 Securities and Foreign
 Currency Transactions ......    (20,829,089)    17,796,621     (3,198,333)     2,319,724     25,973,657     59,699,110
                                 --------------------------     -------------------------     -------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS .................     (3,506,311)    39,272,433       (506,888)     6,482,349     77,326,750    120,653,267
                                 --------------------------     -------------------------     -------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income .........            0       (580,681)             0       (149,211)      (818,190)   (11,291,536)
In Excess of Net
 Investment Income ..........              0         (3,529)             0              0              0     (1,199,518)





Net Realized Gain on
 Investment Securities ......    (16,776,638)             0     (1,266,745)             0    (48,464,786)   (24,567,717)
                                 --------------------------     -------------------------    --------------------------
TOTAL DISTRIBUTIONS ...........  (16,776,638)      (584,210)    (1,266,745)      (149,211)   (49,282,976)   (37,058,771)
                                 --------------------------     -------------------------    --------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales
 of Shares ..................    498,041,686    658,993,329     34,234,548    122,232,471    999,529,494    717,132,503
Reinvestment of
 Distributions ..............     16,018,098        557,255      1,227,703        161,433     45,849,246     35,465,349
                                 --------------------------     -------------------------    --------------------------
                                 514,059,784    659,550,584     35,462,251    122,393,904  1,045,378,740    752,597,852
Amounts Paid for Repurchases
 of Shares ..................   (557,334,564)  (510,352,997)   (41,285,959)  (124,689,299)  (849,637,208)  (703,552,727)
                                 --------------------------     -------------------------    --------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM FUND
 SHARE TRANSACTIONS .........    (43,274,780)   149,197,587     (5,823,708)    (2,295,395)   195,741,532     49,045,125
                                 --------------------------     -------------------------    --------------------------
Total Increase (Decrease)
 in Net Assets ..............    (63,557,729)   187,885,810     (7,597,341)     4,037,743    223,785,306    132,639,621
NET ASSETS
Beginning of Period ...........  236,169,412     48,283,602     26,793,694     22,755,951    542,687,937    410,048,316
                                 --------------------------     -------------------------    --------------------------
End of Period .................  172,611,683    236,169,412     19,196,353     26,793,694    766,473,243    542,687,937
                                 ==========================     =========================    ==========================
Accumulated Undistributed
 Net Investment Income (Loss)
 Included in Net Assets
 at End of Period ....               359,166          1,036        (18,558)        11,295      3,545,918          2,782
                --------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold ...................   33,887,846     52,683,481      3,372,276     12,863,444     41,866,444     34,784,265





Shares Issued from Reinvestment
 of Distributions ..............   1,157,361         37,088        126,567         16,188      2,126,484      1,767,754
                                  -------------------------     -------------------------     -------------------------
                                  35,045,207     52,720,569      3,498,843     12,879,632     43,992,928     36,552,019
Shares Repurchased ............  (38,345,282)   (41,791,100)    (4,066,202)   (13,037,396)   (35,881,242)   (34,528,936)
                                 --------------------------     -------------------------     -------------------------
Net Increase (Decrease)
 in Fund Shares .............     (3,300,075)    10,929,469       (567,359)      (157,764)     8,111,686      2,023,083
                                 =========================      =========================     =========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)

                                                            Gold               Health Sciences                       Leisure
                                                       Portfolio                     Portfolio                     Portfolio
                                      --------------------------    --------------------------    --------------------------
                                      Six Months            Year    Six Months            Year    Six Months            Year
                                      Ended                Ended    Ended                Ended    Ended                Ended
                                      April 30        October 31    April 30        October 31    April 30        October 31
                                      --------------------------    --------------------------    --------------------------
                                            1997            1996          1997            1996          1997            1996
                                      UNAUDITED                     UNAUDITED                     UNAUDITED
OPERATIONS
Net Investment Income (Loss) ..   $      (263,000) $    (228,896)  $   839,824    $  1,222,415    $  (59,891)   $    480,349
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency
 Transactions ...............          (4,310,407)    41,924,779   134,042,634     137,904,104    13,698,674       6,689,537
Change in Net Appreciation
 (Depreciation) of Investment
 Securities and Foreign
 Currency Transactions ......         (59,450,649)    47,263,589   (90,181,771)     23,591,252    (8,653,523)     19,505,255
                                      --------------------------   ---------------------------    --------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM OPERATIONS .         (64,024,056)    88,959,472    44,700,687     162,717,771     4,985,260      26,675,141
                                      --------------------------   ---------------------------    --------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income .........       (64,910,003)             0             0      (1,216,776)            0        (480,349)
In Excess of Net
 Investment Income ..........                   0              0             0               0             0          (4,051)
Net Realized Gain on





 Investment Securities ......                   0              0  (138,287,137)    (73,235,099)   (6,649,728)        (6,689,537)
In Excess of Net Realized
 Gain on Investment
 Securities .................                   0              0             0               0             0        (27,147,496)
                                      --------------------------   ---------------------------     -----------------------------
TOTAL DISTRIBUTIONS ...........       (64,910,003)             0  (138,287,137)    (74,451,875)   (6,649,728)       (34,321,433)
                                      --------------------------   ---------------------------     -----------------------------
FUND SHARE TRANSACTIONS
Proceeds from
 Sales of Shares ............         539,491,621  1,233,702,381   381,274,076   1,100,025,309    51,951,090        229,000,338
Reinvestment of
 Distributions ..............          61,300,138              0   133,065,304      71,749,211     6,400,883         33,235,182
                                      --------------------------   ---------------------------    -----------------------------
                                      600,791,759  1,233,702,381   514,339,380   1,171,774,520    58,351,973        262,235,520
Amounts Paid for
 Repurchases of Shares ......        (545,879,749)(1,196,548,485) (485,622,901) (1,187,138,111) (119,560,339)      (267,472,664)
                                      --------------------------   ---------------------------   ------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 FUND SHARE TRANSACTIONS ....          54,912,010     37,153,896    28,716,479     (15,363,591)  (61,208,366)        (5,237,144)
                                      --------------------------   ---------------------------   ------------------------------
Total Increase (Decrease)
 in Net Assets ..............         (74,022,049)   126,113,368   (64,869,971)     72,902,305   (62,872,834)       (12,883,436)
NET ASSETS
Beginning of Period ...........       277,892,364    151,778,996   933,828,113     860,925,808   252,297,128        265,180,564
                                      --------------------------   ---------------------------   ------------------------------
End of Period .................       203,870,315    277,892,364   868,958,142     933,828,113   189,424,294        252,297,128
                                      ==========================   ===========================   ==============================
Accumulated Undistributed
 (Distributions in Excess of) Net
 Investment Income Included
 in Net Assets at End of Period       (30,660,347)    34,512,656       833,611          (6,213)      (61,294)            (1,403)





          ---------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold ...................        89,244,971    159,903,190     7,404,856      20,091,872     2,272,539          9,926,200
Shares Issued from
 Reinvestment of
 Distributions ..............          11,026,209              0     2,788,461       1,369,450       286,265          1,556,657
                                      --------------------------    --------------------------   ------------------------------
                                      100,271,180    159,903,190    10,193,317      21,461,322     2,558,804         11,482,857
Shares Repurchased ............       (90,559,115)  (154,311,942)   (9,401,550)    (21,613,551)   (5,225,901)       (11,613,010)
                                      --------------------------    --------------------------   ------------------------------
Net Increase (Decrease)
 in Fund Shares .............           9,712,065      5,591,248       791,767        (152,229)   (2,667,097)          (130,153)
                                      ==========================    ==========================   ==============================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)


                                                                                   Technology                              Utilities
                                                                                    Portfolio                              Portfolio
                                                                -----------------------------          ----------------------------
                                                                Six Months               Year          Six Months              Year
                                                                Ended                   Ended          Ended                  Ended
                                                                April 30           October 31          April 30          October 31
                                                                -----------------------------          ----------------------------
                                                                     1997                1996               1997               1996
                                                                UNAUDITED                     UNAUDITED
OPERATIONS
Net Investment Income ................................       $  2,686,499        $  1,631,849       $  2,110,139        $ 4,512,982
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions ...................         63,279,914         105,200,971          2,509,519         14,115,442
Change in Net Appreciation (Depreciation)
 of Investment Securities and Foreign
 Currency Transactions ...............................        (52,473,744)         13,795,426         (5,632,725)         2,563,450
                                                              -------------------------------        -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS ...................................           13,492,669         120,628,246          (1,013,067)       21,191,874
                                                              -------------------------------        -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income ..............................                    0          (1,631,849)         (2,110,108)       (4,512,982)
In Excess of Net Investment Income .................                    0              (3,266)                  0           (13,166)
Net Realized Gain on Investment Securities .........         (105,676,244)        (96,107,659)        (10,428,883)                0
                                                              -------------------------------        -------------------------------
TOTAL DISTRIBUTIONS ................................         (105,676,244)        (97,742,774)        (12,538,991)       (4,526,148)
                                                              -------------------------------        -------------------------------







FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares .......................        816,873,734      1,273,121,550         122,733,919         275,156,466
Reinvestment of Distributions .......................        101,123,271         94,751,957          11,957,141           4,318,319
                                                             ------------------------------         --------------------------------
                                                             917,997,005      1,367,873,507         134,691,060         279,474,785
Amounts Paid for Repurchases of Shares ..............       (746,057,312)    (1,164,257,096)       (133,758,017)       (277,526,457)
                                                             ------------------------------         --------------------------------
NET INCREASE IN NET ASSETS
 FROM FUND SHARE TRANSACTIONS .......................        171,939,693        203,616,411             932,143           1,948,328
                                                             ------------------------------         --------------------------------
Total Increase (Decrease) in Net Assets .............         79,756,118        226,501,883         (12,619,915)         18,614,054
NET ASSETS
Beginning of Period .................................        789,610,651        563,108,768         153,081,555         134,467,501
                                                             ------------------------------         --------------------------------
End of Period .......................................        869,366,769        789,610,651         140,461,640         153,081,555
                                                             ==============================         ================================
Accumulated Undistributed (Distributions in
 Excess of) Net Investment Income Included
 in Net Assets at End of Period .....................          2,676,537             (9,962)            117,283             117,252
         --------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold ................................................  25,663,479         39,668,920          10,628,429          23,673,545
Shares Issued from Reinvestment of Distributions ...........   3,251,623          3,238,131           1,073,117             371,817
                                                             ------------------------------         --------------------------------
                                                              28,915,102         42,907,051          11,701,546          24,045,362
Shares Repurchased ......................................... (23,457,562)       (36,244,761)        (11,537,011)        (24,000,218)
                                                             ------------------------------         --------------------------------
Net Increase in Fund Shares ................................   5,457,540          6,662,290             164,535              45,144
                                                             ==============================         ================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT  ACCOUNTING  POLICIES.  INVESCO  Strategic
Portfolios, Inc. (the "Fund") was incorporated in Maryland and presently consists of eight separate Portfolios: Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio. The investment objectives of the Portfolios are to seek capital appreciation through investments in specific business sectors. Additionally, Utilities Portfolio seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         Effective November 1, 1996, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to November 1, 1996, the Fund accrued coupon interest income and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated undistributed (distributions in excess
      of) net investment income by $7,535 for Utilities Portfolio, and insignificant for the remaining portfolios. Such accounting change had no effect on net asset value per share.
         The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.

          The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
         The Environmental Services Portfolio may have elements of risk due to concentrated investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
         Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1996, Gold Portfolio had $1,051,643 in net capital loss carryovers which expire in the year 2003.
         Net capital loss carryovers utilized in 1996 by Energy, Environmental Services, Gold and Utilities Portfolios amounted to $4,454,421, $2,731,233, $14,365,511 and $3,803,857, respectively. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
         At April 30, 1997, Health Sciences had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
         Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.
G. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
         Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the six months ended April 30, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                                                 Custodian Fees         Transfer
Portfolio                                          and Expenses       Agent Fees
--------------------------------------------------------------------------------
Energy Portfolio ..............................        $ 15,881         $ 70,102

Environmental Services Portfolio ..............            (499)           5,123
Financial Services Portfolio ..................          22,234          151,230
Gold Portfolio ................................           5,899           79,180
Health Sciences Portfolio .....................          50,955          173,724
Leisure Portfolio .............................          15,783           48,529
Technology Portfolio ..........................          42,939          208,824
Utilities Portfolio ...........................           7,843           42,907

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Portfolio is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, and 0.35% on average net assets in excess of $10 billion.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Portfolio are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.
   IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Environmental Services and Utilities Portfolios.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                           Purchases              Sales
--------------------------------------------------------------------------------
Energy Portfolio .........................       $282,223,163       $331,590,358
Environmental Services Portfolio .........         17,769,312         30,010,199
Financial Services Portfolio .............        407,873,244        392,577,989
Gold Portfolio ...........................        216,322,914        229,252,109
Health Sciences Portfolio ................        700,790,648        844,676,610

Leisure Portfolio ......................          19,065,289          87,326,636
Technology Portfolio ...................         885,136,585         901,555,162
Utilities Portfolio ....................          60,556,216          60,128,335

   For the six months ended April 30, 1997, there were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At April 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:

                                                                             Net
                                          Gross           Gross     Appreciation
Portfolio                          Appreciation    Depreciation   (Depreciation)
--------------------------------------------------------------------------------
Energy Portfolio ..............   $   4,595,898   $   8,331,443   $  (3,735,545)
Environmental Services
   Portfolio ..................       2,076,173       2,418,463        (342,290)
Financial Services Portfolio ..     120,573,342       5,571,641     115,001,701
Gold Portfolio ................      17,419,342      46,398,221     (28,978,879)
Health Sciences Portfolio .....     130,055,710      28,130,115     101,925,595
Leisure Portfolio .............      32,749,608      11,488,551      21,261,057
Technology Portfolio ..........      84,644,708      23,882,409      60,822,299
Utilities Portfolio ...........       8,843,299       7,151,627       1,691,672

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC. The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended April 30, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                             Unfunded
                                               Pension        Accrued    Pension
Portfolio                                     Expenses  Pension Costs  Liability
--------------------------------------------------------------------------------
Energy Portfolio ........................      $ 1,149        $ 4,444    $ 7,823
Environmental Services Portfolio ........          307          1,439      2,791

Financial Services Portfolio ............        3,937         13,555     28,206
Gold Portfolio ..........................        2,352         14,960     27,732
Health Sciences Portfolio ...............        8,520         26,377     55,446
Leisure Portfolio .......................        2,452         11,687     23,984
Technology Portfolio ....................        6,520         17,357     36,779
Utilities Portfolio .....................        1,207          5,781     11,760

   An affiliated company represents ownership by the Portfolio of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 1997, in which the issuer was an affiliate of the Portfolio, is as follows:

                                                   Purchases                     Sales                       Realized
                                                   ---------------------         ---------------------           Gain          Value
Affiliate                                          Shares           Cost         Shares           Cost    Investments     at 4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Gold Portfolio
Crown Resources ..........................           --             --             --             --             --      $ 5,640,000
Francisco Gold ...........................         75,000      1,085,724        175,000        525,770      2,013,336      3,133,949
Goldbelt Resources .......................           --             --             --             --             --          715,717
Guyanor Ressources SA
 Class A ...............................          271,000        982,542           --             --             --        3,023,328
Sonoma Resources .........................           --             --             --             --             --           39,104
International Capri
 Resources .............................             --             --             --             --             --          352,133
Pacific Amber
 Resources Ltd .........................          300,000      1,079,707           --             --             --          515,316
Pacific Rim Mining .......................        924,900      3,371,132           --             --             --        3,839,407

Health Sciences Portfolio
Advanced Health ..........................           --             --             --             --             --       10,667,039
Axogen Ltd Units .........................        345,000      6,210,000        147,500      2,655,000        813,010      5,036,250
Cambridge Heart ..........................           --             --             --             --             --        5,861,500
Clarus Medical Systems
 Series I, Pfd .........................             --             --             --             --             --          533,320
 Series II, Pfd ........................             --             --             --             --             --          111,195
 Warrants ..............................             --             --             --             --             --                0
Ecogen Technologies I ....................           --             --             --             --             --                1
Electroscope Inc .........................           --             --             --             --             --          920,194
Emisphere Technologies 193,600 ...........      4,446,997           --             --             --       10,057,200
Janus Biomedical
 Series A, Conv Pfd ....................            --             --             --             --             --        1,000,000
Physicians Online
 Series A, Pfd .........................             --             --             --             --             --        3,219,629
ResMed Inc ...............................           --             --             --             --             --        7,787,500
Sparta Pharmaceuticals ...................           --             --             --             --             --          295,313
Unisyn Technologies
 Series A Conv Pfd .....................             --             --             --             --             --          359,501
 Series B Pfd ..........................             --             --             --             --             --          250,500
 Series C Pfd ..........................          349,376        436,720           --             --             --          436,720





Technology Portfolio
Cellular Technical
 Services ..............................          200,000      2,150,000           --             --             --       14,500,000
Future Communications ....................           --             --             --             --             --                1

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement.
 At April 30, 1997, there were no such borrowings.


Other Information
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") (Proposal 2) and a new sub-advisory agreement between IFG and INVESCO Trust Company (Proposal 3) were ratified. The following is a report of the votes cast:

                                                          Withheld/
Nominee/Proposal                      For      Against      Abstain        Total
--------------------------------------------------------------------------------
Energy Portfolio
Charles W. Brady ...........   12,273,891            0      306,339   12,580,230
Dan J. Hesser ..............   12,286,015            0      294,215   12,580,230
Fred A. Deering ............   12,257,517            0      322,713   12,580,230
Victor L. Andrews ..........   12,274,013            0      306,217   12,580,230
Bob R. Baker ...............   12,263,071            0      317,159   12,580,230
Lawrence H. Budner .........   12,268,131            0      312,099   12,580,230
Daniel D. Chabris ..........   12,268,520            0      311,710   12,580,230
A.D. Frazier, Jr ...........   12,285,648            0      294,582   12,580,230
Hubert L. Harris, Jr .......   12,281,634            0      298,596   12,580,230
Kenneth T. King ............   12,254,702            0      325,528   12,580,230
John W. McIntyre ...........   12,282,454            0      297,776   12,580,230

Proposal 1 .................   12,080,905      121,422      377,902   12,580,229
Proposal 2 .................   11,907,366      204,306      468,558   12,580,230
Proposal 3 .................   11,886,312      220,852      473,066   12,580,230

Environmental Services Portfolio
Charles W. Brady ...........    1,584,796            0       79,785    1,664,581
Dan J. Hesser ..............    1,587,932            0       76,649    1,664,581
Fred A. Deering ............    1,566,464            0       98,117    1,664,581
Victor L. Andrews ..........    1,567,007            0       97,574    1,664,581
Bob R. Baker ...............    1,584,970            0       79,611    1,664,581
Lawrence H. Budner .........    1,580,914            0       83,667    1,664,581
Daniel D. Chabris ..........    1,565,727            0       98,854    1,664,581
A.D. Frazier, Jr ...........    1,585,462            0       79,119    1,664,581
Hubert L. Harris, Jr .......    1,586,765            0       77,816    1,664,581
Kenneth T. King ............    1,561,987            0      102,594    1,664,581
John W. McIntyre ...........    1,568,629            0       95,952    1,664,581

Proposal 1 .................    1,561,440       41,513       61,627    1,664,580
Proposal 2 .................    1,530,025       61,351       73,204    1,664,580
Proposal 3 .................    1,526,105       62,718       75,757    1,664,580

Financial Services Portfolio
Charles W. Brady ...........   17,616,608            0      613,867   18,230,475
Dan J. Hesser ..............   17,676,603            0      553,872   18,230,475
Fred A. Deering ............   17,597,932            0      632,543   18,230,475
Victor L. Andrews ..........   17,598,498            0      631,977   18,230,475
Bob R. Baker ...............   17,602,257            0      628,218   18,230,475
Lawrence H. Budner .........   17,603,535            0      626,940   18,230,475
Daniel D. Chabris ..........   17,629,046            0      601,429   18,230,475
A.D. Frazier, Jr ...........   17,675,139            0      555,336   18,230,475
Hubert L. Harris, Jr .......   17,670,667            0      559,808   18,230,475
Kenneth T. King ............   17,559,959            0      670,516   18,230,475
John W. McIntyre ...........   17,650,398            0      580,077   18,230,475

Proposal 1 .................   17,326,538      255,005      648,931   18,230,474
Proposal 2 .................   16,957,156      467,691      805,627   18,230,474
Proposal 3 .................   16,921,446      483,427      825,600   18,230,473

Gold Portfolio
Charles W. Brady ...........   23,720,512            0    1,074,559   24,795,071
Dan J. Hesser ..............   23,803,148            0      991,923   24,795,071
Fred A. Deering ............   23,709,842            0    1,085,229   24,795,071
Victor L. Andrews ..........   23,717,943            0    1,077,128   24,795,071
Bob R. Baker ...............   23,702,178            0    1,092,893   24,795,071
Lawrence H. Budner .........   23,720,487            0    1,074,584   24,795,071
Daniel D. Chabris ..........   23,750,781            0    1,044,290   24,795,071
A.D. Frazier, Jr ...........   23,774,627            0    1,020,444   24,795,071
Hubert L. Harris, Jr .......   23,799,776            0      995,295   24,795,071
Kenneth T. King ............   23,658,441            0    1,136,630   24,795,071

John W. McIntyre .......       23,795,282            0      999,789   24,795,071

Proposal 1 .............       23,418,727      548,578      827,765   24,795,070
Proposal 2 .............       22,741,195      855,395    1,198,480   24,795,070
Proposal 3 .............       22,711,503      865,829    1,217,738   24,795,070

Health Sciences Portfolio
Charles W. Brady ...........   10,133,606            0      451,973   10,585,579
Dan J. Hesser ..............   10,188,449            0      397,130   10,585,579
Fred A. Deering ............   10,119,613            0      465,966   10,585,579
Victor L. Andrews ..........   10,126,377            0      459,202   10,585,579
Bob R. Baker ...............   10,131,175            0      454,404   10,585,579
Lawrence H. Budner .........   10,125,085            0      460,494   10,585,579
Daniel D. Chabris ..........   10,164,603            0      420,976   10,585,579
A.D. Frazier, Jr ...........   10,188,741            0      396,838   10,585,579
Hubert L. Harris, Jr .......   10,187,734            0      397,845   10,585,579
Kenneth T. King ............   10,107,622            0      477,957   10,585,579
John W. McIntyre ...........   10,185,324            0      400,255   10,585,579

Proposal 1 .................    9,982,604      195,489      407,485   10,585,578
Proposal 2 .................    9,739,018      327,502      519,057   10,585,577
Proposal 3 .................    9,714,505      348,564      522,509   10,585,578

Leisure Portfolio
Charles W. Brady ...........    6,349,450            0      368,531    6,717,981
Dan J. Hesser ..............    6,382,766            0      335,215    6,717,981
Fred A. Deering ............    6,341,175            0      376,806    6,717,981
Victor L. Andrews ..........    6,346,087            0      371,894    6,717,981
Bob R. Baker ...............    6,344,911            0      373,070    6,717,981
Lawrence H. Budner .........    6,346,534            0      371,447    6,717,981
Daniel D. Chabris ..........    6,362,203            0      355,778    6,717,981
A.D. Frazier, Jr ...........    6,380,544            0      337,437    6,717,981
Hubert L. Harris, Jr .......    6,381,165            0      336,816    6,717,981
Kenneth T. King ............    6,328,102            0      389,879    6,717,981
John W. McIntyre ...........    6,378,201            0      339,780    6,717,981

Proposal 1 .................    6,284,568      121,500      311,912    6,717,980
Proposal 2 .................    6,107,441      215,545      394,995    6,717,981
Proposal 3 .................    6,098,262      235,718      384,000    6,717,980

Technology Portfolio
Charles W. Brady ...........   15,633,399            0      605,631   16,239,030
Dan J. Hesser ..............   15,695,780            0      543,250   16,239,030
Fred A. Deering ............   15,608,096            0      630,934   16,239,030
Victor L. Andrews ..........   15,606,445            0      632,585   16,239,030

Bob R. Baker ...............   15,620,804            0      618,226   16,239,030
Lawrence H. Budner .........   15,623,882            0      615,148   16,239,030
Daniel D. Chabris ..........   15,653,925            0      585,105   16,239,030
A.D. Frazier, Jr ...........   15,685,989            0      553,041   16,239,030
Hubert L. Harris, Jr .......   15,687,520            0      551,510   16,239,030
Kenneth T. King ............   15,577,776            0      661,254   16,239,030
John W. McIntyre ...........   15,684,752            0      554,278   16,239,030

Proposal 1 .................   15,386,378      260,800      591,852   16,239,030
Proposal 2 .................   14,989,872      454,604      794,554   16,239,030
Proposal 3 .................   14,968,393      495,031      775,606   16,239,030

Utilities Portfolio
Charles W. Brady ...........    8,749,167            0      345,685    9,094,852
Dan J. Hesser ..............    8,812,404            0      282,448    9,094,852
Fred A. Deering ............    8,747,639            0      347,213    9,094,852
Victor L. Andrews ..........    8,758,042            0      336,810    9,094,852
Bob R. Baker ...............    8,747,165            0      347,687    9,094,852
Lawrence H. Budner .........    8,754,585            0      340,267    9,094,852
Daniel D. Chabris ..........    8,780,763            0      314,089    9,094,852
A.D. Frazier, Jr ...........    8,802,005            0      292,847    9,094,852
Hubert L. Harris, Jr .......    8,803,823            0      291,029    9,094,852
Kenneth T. King ............    8,720,890            0      373,962    9,094,852
John W. McIntyre ...........    8,815,210            0      279,642    9,094,852

Proposal 1 .................    8,673,809      119,372      301,670    9,094,851
Proposal 2 .................    8,438,336      221,277      435,239    9,094,852
Proposal 3 .................    8,419,921      243,286      431,645    9,094,852

INVESCO Strategic Portfolios, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)


                                                Six Months
                                                     Ended
                                                  April 30                                                     Year Ended October 31
                                                ----------   -----------------------------------------------------------------------
                                                      1997              1996          1995           1994           1993        1992
                                                UNAUDITED

Energy Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .   $          15.03  $          10.09 $       10.77  $       11.53  $        9.14 $     11.28
                                          ----------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income .................               0.03              0.04          0.09           0.06           0.13       0.05
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized) .....                 0.06              4.94         (0.68)         (0.76)          2.36      (2.17)
                                          ------------------------------------------------------------------------------------------
Total from Investment Operations ......               0.09              4.98         (0.59)         (0.70)          2.49      (2.12)
                                          ------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ .               0.00              0.04          0.09           0.06           0.10       0.02
Distributions from Capital Gains ......               1.22              0.00          0.00           0.00           0.00       0.00
                                          ------------------------------------------------------------------------------------------
Total Distributions ...................               1.22              0.04          0.09           0.06           0.10       0.02
                                          ------------------------------------------------------------------------------------------
Net Asset Value - End of Period .......              13.90             15.03         10.09          10.77          11.53       9.14
                                          ==========================================================================================

TOTAL RETURN ..........................               0.63%*           49.33%        (5.45%)        (6.04%)        27.18%   (18.74%)





RATIOS
Net Assets -End of Period ($000 Omitted) .         172,612           236,169        48,284         73,767         50,272     17,048
Ratio of Expenses to Average Net Assets              0.62%*@           1.30%@        1.53%@         1.35%          1.18%      1.73%
Ratio of Net Investment Income to Average Net Assets 0.16%*            0.54%         0.72%          0.65%          0.86%      0.32%
Portfolio Turnover Rate ...............               136%*             392%          300%           123%           190%       370%
Average Commission Rate Paid^^ ........             0.0660*           0.0794           --             --             --         --

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)


                                               Six Months
                                                    Ended
                                                 April 30                                    Year Ended October 31
                                           --------------   ------------------------------------------------------------------------
                                                     1997              1996          1995          1994<          1993<         1992
                                           UNAUDITED

Environmental Services Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .   $         10.14   $          8.12 $        6.50 $        6.80  $        7.54  $       8.97
                                          ---------------   ------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) ..........             (0.01)             0.06          0.08          0.06          (0.02)       (0.04)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized) .....               (0.34)             2.02          1.62         (0.30)         (0.72)       (1.39)
                                          ---------------   ------------------------------------------------------------------------
Total from Investment Operations ......             (0.35)             2.08          1.70         (0.24)         (0.74)       (1.43)
                                          ---------------   ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income ..              0.00              0.06          0.08          0.06           0.00         0.00
Distributions from Capital Gains ......              0.54              0.00          0.00          0.00           0.00         0.00
                                          ---------------   ------------------------------------------------------------------------
Total Distributions ...................              0.54              0.06          0.08          0.06           0.00         0.00
                                          ---------------   ------------------------------------------------------------------------
Net Asset Value - End of Period .......              9.25             10.14          8.12          6.50           6.80         7.54
                                          ===============   ========================================================================






TOTAL RETURN ..........................            (3.73%)*          25.58%        26.09%        (3.51%)        (9.85%)    (15.90%)

RATIOS
Net Assets - End of Period
 ($000 Omitted) .....................              19,196            26,794        22,756        29,276         40,589       17,685
Ratio of Expenses to
 Average Net Assets# ................               0.81%*@           1.61%@        1.57%@        1.29%          1.62%        1.85%
Ratio of Net Investment Income (Loss)
 to Average Net Assets# .............              (0.12%)*           0.47%         0.65%         0.61%         (0.40%)      (1.23%)
Portfolio Turnover Rate ...............               80%*             142%          195%          211%           155%         113%
Average Commission Rate Paid^^ ........            0.0795*           0.1639          --            --             --           --

<  The per share information was computed based on weighted average shares.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended April 30, 1997 and for the years ended October 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (not annualized),1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been (0.50%) (not annualized), 0.23%, 0.29% and 0.47%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Advisor, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                          Six Months
                                          Ended
                                          April 30                                    Year Ended October 31
                                          ----------------  ------------------------------------------------------------------------
                                                      1997         1996           1995           1994            1993           1992
                                                      UNAUDITED

Financial Services Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .   $          22.94  $     18.95 $        15.31 $        20.28  $        15.28 $        14.67
                                          ----------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income .................               0.14         0.50           0.29           0.29            0.24           0.20
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized) .....                 3.02         5.18           3.64          (0.66)           5.00           1.52
                                          ----------------  ------------------------------------------------------------------------
Total from Investment Operations ......               3.16         5.68           3.93          (0.37)           5.24           1.72
                                          ----------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income ..               0.03         0.50           0.29           0.29            0.24           0.20
In Excess of Net Investment Income ....               0.00         0.05           0.00           0.00            0.00           0.00
Distributions from Capital Gains ......               1.94         1.14           0.00           4.31            0.00           0.91
                                          ----------------  ------------------------------------------------------------------------
Total Distributions ...................               1.97         1.69           0.29           4.60            0.24           1.11
                                          ----------------  ------------------------------------------------------------------------
Net Asset Value - End of Period .......              24.13        22.94          18.95          15.31           20.28          15.28
                                          ================ =========================================================================





TOTAL RETURN ..........................             14.79%*      31.48%         25.80%         (2.24%)         34.33%         11.74%

RATIOS
Net Assets - End of Period
   ($000 Omitted) .....................            766,473     542,688        410,048        266,170         384,131         189,708
Ratio of Expenses to Average Net Assets              0.51%*@     1.11%@         1.26%@         1.18%           1.03%           1.07%
Ratio of Net Investment Income
   to Average Net Assets ..............              0.62%*      2.48%          2.10%          1.66%           1.16%           1.28%
Portfolio Turnover Rate ...............                61%*       141%           171%            88%            236%            208%
Average Commission Rate Paid^^ ........             0.0647     0.0835            --              --              --             --

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                             Six Months
                                                  Ended
                                               April 30                                    Year Ended October 31
                                          -------------   -------------------------------------------------------------------------
                                                   1997             1996           1995           1994           1993<          1992
                                          UNAUDITED

Gold Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period    $         8.00   $         5.21  $        5.68  $        6.23  $        3.99  $       4.26
                                         --------------   --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) .........            (0.01)           (0.01)          0.01          (0.02)         (0.01)        (0.01)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized) ....              (1.25)            2.80          (0.47)         (0.53)          2.25         (0.26)
                                         --------------   --------------------------------------------------------------------------
Total from Investment Operations .....            (1.26)            2.79          (0.46)         (0.55)          2.24         (0.27)
                                         --------------   --------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income .             2.15             0.00           0.01           0.00           0.00          0.00
                                         --------------   --------------------------------------------------------------------------
Net Asset Value - End of Period ......             4.59             8.00           5.21           5.68           6.23          3.99
                                         ==============   ==========================================================================
TOTAL RETURN .........................          (20.47%)*         53.55%         (8.12%)        (8.83%)        56.27%        (6.51%)

RATIOS
Net Assets - End of Period





   ($000 Omitted) ....................          203,870          277,892        151,779        271,163        292,940        46,212
Ratio of Expenses to Average Net Asset            0.71%*@          1.22%@         1.32%@         1.07%          1.03%         1.41%
Ratio of Net Investment Income (Loss)
   to Average Net Assets .............           (0.10%)*         (0.08%)         0.13%         (0.32%)        (0.21%)       (0.23%)
Portfolio Turnover Rate ..............              84%*            155%            72%            97%           142%          101%
Average Commission Rate Paid^^ .......          0.0350*          0.0415            --             --             --            --

<  The per share information was computed based on weighted average shares.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Financial Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                        Six Months
                                             Ended
                                          April 30                                    Year Ended October 31
                                     -------------  --------------------------------------------------------------------------------
                                              1997              1996           1995            1994            1993             1992
                                     UNAUDITED

Health Sciences Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .   $  55.24  $          50.47 $        35.09  $        33.49  $        35.65  $        40.60
                                     -------------  --------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) ..........       0.05              0.07          (0.03)          (0.24)          (0.13)           0.11
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized) .....       2.40              8.78          15.41            1.84           (2.02)          (4.52)
                                     -------------  --------------------------------------------------------------------------------
Total from Investment Operations ......       2.45              8.85          15.38            1.60           (2.15)          (4.41)
                                     -------------  --------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income ..       0.00              0.07           0.00            0.00            0.01            0.10
Distributions from Capital Gains+ .....       8.59              4.01           0.00            0.00            0.00            0.44
                                     -------------  --------------------------------------------------------------------------------
Total Distributions ...................       8.59              4.08           0.00            0.00            0.01            0.54
                                     -------------  --------------------------------------------------------------------------------
Net Asset Value - End of Period .......      49.10             55.24          50.47           35.09           33.49           35.65
                                     =============  ================================================================================






TOTAL RETURN .....................           4.89%*           17.99%         43.83%           4.78%          (6.01%)        (10.86%)

RATIOS
Net Assets - Emd of Period
 ($000 Omitted) ................           868,958           933,828        860,926         473,926         560,294         756,791
Ratio of Expenses to Average Net Assets      0.54%*@           0.98%@         1.15%@          1.19%           1.16%           1.00%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ..............        0.09%*            0.11%         (0.08%)         (0.57%)         (0.34%)          0.26%
Portfolio Turnover Rate ...............        83%*              90%           107%             80%             87%             91%
Average Commission Rate Paid^^ ........     0.0603            0.1204           --              --              --              --

+ For the year ended October 31, 1993, the Health Sciences Portfolio declared a
  Capital Gain distribution which aggregated less than $0.01 on a per share basis.

* Based on operations for the period shown and, accordingly, not representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                           Six Months
                                                Ended
                                             April 30                                    Year Ended October 31
                                          -----------  -----------------------------------------------------------------------------
                                                 1997              1996           1995           1994            1993<          1992
                                          UNAUDITED

Leisure Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .   $     22.89  $          23.78 $        22.63 $        25.47  $        16.29  $       14.85
                                          -----------  -----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) ..........          0.00              0.04           0.08          (0.01)          (0.02)        (0.01)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized) .....            0.42              2.25           2.06          (0.94)           9.20           2.44
                                          -----------  -----------------------------------------------------------------------------
Total from Investment Operations ......          0.42              2.29           2.14          (0.95)           9.18           2.43
                                          -----------  -----------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ .          0.00              0.04           0.08           0.00            0.00           0.00
Distributions from Capital Gains ......          0.64              2.25           0.91           1.89            0.00           0.99
In Excess of Capital Gains ............          0.00              0.89           0.00           0.00            0.00           0.00
                                          -----------  -----------------------------------------------------------------------------
Total Distributions ...................          0.64              3.18           0.99           1.89            0.00           0.99
                                          -----------  -----------------------------------------------------------------------------
Net Asset Value - End of Period .......         22.67             22.89          23.78          22.63           25.47          16.29
                                          ===========  =============================================================================





TOTAL RETURN ..........................         1.85%*           10.66%          9.98%         (3.92%)         56.36%         16.34%
                                                                                                            ===========     ========

RATIOS
Net Assets - End of Period
   ($000 Omitted) .....................       189,424           252,297        265,181        282,649         351,685        40,140
Ratio of Expenses to Average Net Assets         0.72%*@           1.30%@         1.29%@         1.17%           1.14%         1.51%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..............         0.03%*            0.18%          0.31%          0.00%          (0.11%)       (0.33%)
Portfolio Turnover Rate ...............           13%*              56%           119%           116%            116%          148%
Average Commission Rate Paid^^ ........        0.0581            0.1503           --             --              --             --

<  The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the years ended October 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                         Six Months
                                              Ended
                                           April 30                        Year Ended October 31
                                         ----------  -------------------------------------------------------------------------------
                                               1997             1996            1995             1994           1993           1992<
                                         UNAUDITED

Technology Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period . $     34.23  $         34.33 $         24.94  $         26.99  $       20.20  $       18.10
                                        -----------  -------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) ..........        0.09             0.07           (0.02)           (0.02)         (0.15)         (0.09)
Net Gains on Securities
   (Both Realized and Unrealized) .....        0.65             5.76           10.20             1.19           6.94           2.19
                                        -----------  -------------------------------------------------------------------------------
Total from Investment Operations ......        0.74             5.83           10.18             1.17           6.79           2.10
                                        -----------  -------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ .        0.00             0.07            0.00             0.00           0.00           0.00
Distributions from Capital Gains ......        4.49             5.86            0.79             3.22           0.00           0.00
                                        -----------  -------------------------------------------------------------------------------
Total Distributions ...................        4.49             5.93            0.79             3.22           0.00           0.00
                                        -----------  -------------------------------------------------------------------------------
Net Asset Value - End of Period .......       30.48            34.23           34.33            24.94          26.99          20.20
                                        ===========  ===============================================================================






TOTAL RETURN ..........................       1.90%*           19.98%         42.19%            5.04%          33.63%        11.57%

RATIOS
Net Assets - End of Period
   ($000 Omitted) .....................     869,367           789,611        563,109          327,260         248,803       165,083
Ratio of Expenses to Average Net Assets       0.54%*@           1.08%@         1.12%@           1.17%           1.13%         1.12%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..............       0.32%*            0.24%         (0.06%)          (0.55%)         (0.69%)       (0.45%)
Portfolio Turnover Rate ...............        141%*             168%           191%             145%            184%          169%
Average Commission Rate Paid^^ ........      0.0610            0.1557            --              --              --             --

<  The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                         Six Months
                                         Ended
                                         April 30                                    Year Ended October 31
                                         -----------  ------------------------------------------------------------------------------
                                                1997              1996           1995           1994            1993            1992
                                         UNAUDITED

Utilities Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period .. $    12.04   $          10.61 $         9.76 $        12.80  $        10.10 $         9.95
                                         -----------  ------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..................       0.16               0.37           0.44           0.33            0.29           0.27
Net Gains or Losses on Securities
 (Both Realized and Unrealized) ......        (0.26)              1.43           0.84          (1.12)           2.71           0.92
                                         -----------  ------------------------------------------------------------------------------
Total from Investment Operations .......      (0.10)              1.80           1.28          (0.79)           3.00           1.19
                                         -----------  ------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ ..       0.16               0.37           0.43           0.25            0.30           0.26
Distributions from Capital Gains .......       0.87               0.00           0.00           2.00            0.00           0.78
                                         -----------  ------------------------------------------------------------------------------
Total Distributions ....................       1.03               0.37           0.43           2.25            0.30           1.04
                                         -----------  ------------------------------------------------------------------------------
Net Asset Value - End of Period ........      10.91              12.04          10.61           9.76           12.80          10.10
                                         ===========  ==============================================================================






TOTAL RETURN ...........................     (0.89%)*           17.18%         13.48%         (7.22%)         29.88%         12.04%

RATIOS
Net Assets - End of Period
 ($000 Omitted) ......................      140,462            153,082        134,468        139,579         181,738        107,561
Ratio of Expenses to Average Net Assets#      0.58%*@            1.17%@         1.18%@         1.13%           1.06%          1.13%
Ratio of Net Investment Income to
 Average Net Assets# .................        1.42%*             3.28%          4.47%          3.33%           2.66%          2.73%
Portfolio Turnover Rate ................        44%*              141%           185%           180%            202%           226%
Average Commission Rate Paid^^ .........     0.0710*            0.0895            --             --              --             --

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended April 30, 1997 and the years ended October 31, 1996, 1995, and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.63%, 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 1.37%, 3.20%, 4.34% and 3.32%, respectively.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                        FAMILY OF FUNDS

                                                Fund      Ticker       Newspaper
Fund Name                                       Code      Symbol    Abbreviation
--------------------------------------------------------------------------------
International
International Growth ......................       49       FSIGX       IntlGr
Asian Growth ..............................       41       IVAGX       AsianGr
European ..................................       56       FEURX       Europ
European Small Company ....................       37       IVECX       EuroSmCo
Latin American Growth .....................       34       IVSLX       LatinAmGr
Pacific Basin .............................       54       FPBSX       PcBas
--------------------------------------------------------------------------------
Sector
Energy ....................................       50       FSTEX       Enrgy
Environmental Services ....................       59       FSEVX       Envirn
Financial Services ........................       57       FSFSX       FinSvc
Gold ......................................       51       FGLDX       Gold
Health Sciences ...........................       52       FHLSX       HlthSc
Leisure ...................................       53       FLISX       Leisur
Realty ....................................       42       IVSRX       *
Technology ................................       55       FTCHX       Tech
Utilities .................................       58       FSTUX       Util
Worldwide Capital Goods ...................       38       ISWGX       WldCap
Worldwide Communications ..................       39       ISWCX       WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth ....................................       10       FLRFX       Grwth
Dynamics ..................................       20       FIDYX       Dynm
Small Company .............................       74       IDSCX       DivSmCo
Emerging Growth ...........................       60       FIEGX       Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income .........................       15       FIIIX       IndInc
Value Equity ..............................       46       FSEQX       ValEq
Multi-Asset Allocation ....................       70       IMAAX       MulAstAl
Balanced ..................................       71       IMABX       Bal
Total Return ..............................       48       FSFLX       TotRtn
--------------------------------------------------------------------------------

Bond
Short-Term Bond ...........................       33       INIBX       ShTrBd
Intermediate Government Bond ..............       47       FIGBX       IntGov
U.S. Government Securities ................       32       FBDGX       USGvt
Select Income .............................       30       FBDSX       SelInc
High Yield ................................       31       FHYPX       HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond ................       36       IVTIX       *
Tax-Free Long-Term Bond ...................       35       FTIFX       TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund ................       44       FUGXX       InvGvtMF
Cash Reserves .............................       25       FDSXX       InvCshR
Tax-Free Money Fund .......................       40       FFRXX      InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

EasiVest makes it easy to pay yourself first.

   It seems that for most of us the hardest part of investing at regular intervals comes down to imply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

   After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few time when you'll find the easy way may also be on of the best.

   For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

   Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

   Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

   Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

   1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

   2.  Enclose an unsigned, personal check or savings deposit slip marked
       "Void."

   3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#______________________________

$__________________________ ($50 minimum)          ___ 7th           ___21st

----------------------------------------------------------------------------
Bank Name
----------------------------------------------------------------------------
Bank Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
ABA Number (available from your bank)                      Bank Phone Number
____________________________ This is a __Checking Account __ Savings Account Bank Account Number
----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Owner Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
Signature                                                               Date
----------------------------------------------------------------------------
Signature                                                               Date
----------------------------------------------------------------------------
Daytime Telephone Number                            Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

If you're in Denver, visit one of our convenient Investor Centers:
Denver Tech Center,
7800 East Union Avenue, Lobby Level;
Cherry Creek, 155-B Fillmore Street, Fillmore Plaza

This information must be preceded or accompanied by a current prospectus.